                                                                      Exhibit 99

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------

                             INFORMATION REQUIRED BY
                                    FORM 11-K

                                  ANNUAL REPORT
                        PURSUANT TO SECTION 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                   for the fiscal year ended December 31, 1994

                A. Full titled of the plan and the address of the
             plan, if different from that of the issuer named below:

                       SAVINGS FUND PLAN FOR EMPLOYEES OF
                        PACIFIC GAS AND ELECTRIC COMPANY

              B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive office:

                        PACIFIC GAS AND ELECTRIC COMPANY
                                 77 Beale Street
                                 P.O. Box 770000
                             San Francisco, CA 94177

                 The financial statements of the Savings Fund Plan Master Trust and the Savings Fund Plan Parts I, II and III (Plans) as of December 31, 1994 and 1993, the related statements of net assets as of December 31, 1994 and 1993, and changes in net assets of the Plans for the year ended December 31, 1994, and the Savings Fund Plan Master Trust schedules of assets held for investment purposes of as of December 31, 1994, and of reportable transactions for year ended December 31, 1994 together with the report of Arthur Andersen LLP, independent accountants, are presented herewith.

                           [ARTHUR ANDERSEN LLP LOGO]

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Employee Benefit Finance Committee of Pacific Gas and Electric Company and
Participants in the Savings Fund Plans:

We have audited the accompanying statements of net assets of Pacific Gas and Electric Company Savings Fund Plan Master Trust (the Trust) as of December 31, 1994 and 1993, and the related statement of changes in net assets for the year ended December 31, 1994. These financial statements and the schedules referred to below are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets of the Trust as of December 31, 1994 and 1993, and the changes in net assets for the year ended December 31, 1994, in conformity with generally accepted accounting principles.

The accompanying statements are those of the Trust established under the Pacific Gas and Electric Company Savings Fund Plan Master Trust. These statements do not purport to present the financial statements of the individual employee benefit plans and do not contain disclosures necessary for a fair presentation of the financial statements of the individual employee benefit plans in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of assets held for investment purposes as of December 31, 1994, and reportable transactions for the year ended December 31, 1994, are presented for purposes of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The fund information in the statements of net assets and changes in net assets is presented for purposes of additional analysis rather than to present the net assets and changes in net assets of each fund. The supplemental schedules and fund information have been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                                            ARTHUR ANDERSEN LLP
                                                            Arthur Andersen LLP

San Francisco, California,
   March 10, 1995

                           [ARTHUR ANDERSEN LLP LOGO]

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Employee Benefit Finance Committee of Pacific Gas and Electric Company and
Participants in the Savings Fund Plan:

We have audited the accompanying statements of net assets available for benefits of Pacific Gas and Electric Company Savings Fund Plan - Part I (the Plan) as of December 31, 1994 and 1993, and the related statement of changes in net assets available for benefits for the year ended December 31, 1994. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Plan as of December 31, 1994 and 1993, and the changes in its net assets available for benefits for the year ended December 31, 1994, in conformity with generally accepted accounting principles.

                                                            ARTHUR ANDERSEN LLP
                                                            Arthur Andersen LLP

San Francisco, California,
      March 10, 1995

                           [ARTHUR ANDERSEN LLP LOGO]

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Employee Benefit Finance Committee of Pacific Gas and Electric Company and Participants in the Savings Fund Plan:

We have audited the accompanying statements of net assets available for benefits of Pacific Gas and Electric Company Savings Fund Plan - Part II (the Plan) as of December 31, 1994 and 1993, and the related statement of changes in net assets available for benefits for the year ended December 31, 1994. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Plan as of December 31, 1994 and 1993, and the changes in its net assets available for benefits for the year ended December 31, 1994, in conformity with generally accepted accounting principles.

                                                            ARTHUR ANDERSEN LLP
                                                            Arthur Andersen LLP

San Francisco, California,
      March 10, 1995

                           [ARTHUR ANDERSEN LLP LOGO]

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Employee Benefit Finance Committee of Pacific Gas and Electric Company and Participants in the Savings Fund Plan:

We have audited the accompanying statements of net assets available for benefits of Pacific Gas and Electric Company Savings Fund Plan - Part III (the Plan) as of December 31, 1994 and 1993, and the related statement of changes in net assets available for benefits for the year ended December 31, 1994. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As further discussed in Note 1 to the financial statements, the Plan was terminated in conjunction with the transfer of its remaining net assets to related plans.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Plan as of December 31, 1994 and 1993, and the changes in its net assets available for benefits for the year ended December 31, 1994, in conformity with generally accepted accounting principles.

                                                            ARTHUR ANDERSEN LLP
                                                            Arthur Andersen LLP

San Francisco, California,
   March 10, 1995

                        PACIFIC GAS AND ELECTRIC COMPANY

                        SAVINGS FUND PLAN  MASTER TRUST


                              FINANCIAL STATEMENTS












                               TABLE OF CONTENTS


REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


FINANCIAL STATEMENTS

        Statements of Net Assets - December 31, 1994 and 1993

        Statement of Changes in Net Assets for the Year Ended December 31, 1994

        Notes to Financial Statements - December 31, 1994


SCHEDULES

        Schedule I: Item 27(a) - Schedule of Assets Held for Investment Purposes - December 31, 1994

        Schedule II: Item 27(d) - Schedule of Reportable Transactions for the Year Ended December 31, 1994

                        PACIFIC GAS AND ELECTRIC COMPANY
                         SAVINGS FUND PLAN MASTER TRUST

                            STATEMENT OF NET ASSETS
                               December 31, 1994

                                                              Fund Information
                                               -------------------------------------------------
                                                              United
                                               Company        States    Diversified   Guaranteed
                                                Stock          Bond        Equity        Income
                                                Fund           Fund         Fund          Fund
                                               -------        ------    ------------   ----------
                                               ---------------------In Thousands-----------------
ASSETS

Investments, at fair value
  Pacific Gas and Electric Company
     common stock                               $1,131,413     $    -    $      -     $      -
  United States Government securities                    -      4,616         553            -
  Corporate stocks - preferred                           -          -       1,048            -
  Corporate stocks - common                              -          -     340,032            -
  Corporate debt instruments                             -          -           -       53,210
  Insurance company general accounts                     -          -           -      151,704
  Registered investment companies
     Vanguard Bond Market Fund                           -          -           -            -
     Columbia Balanced Fund                              -          -           -            -
     Dreyfus Utility Stock Fund                          -          -           -            -
  Interest bearing accounts                            163                 12,254       60,228
                                                ----------     ------    --------     --------
       Total Investments                         1,131,576      4,616     353,887      265,142
                                                ----------     ------    --------     --------
Receivables
    Dividends and interest                          22,830          -         993        2,560
    Other receivables                                    -          -       6,293            -
                                                ----------     ------    --------     --------
       Total Receivables                            22,830          -       7,286        2,560
                                                ----------               --------     --------
           Total Assets                          1,154,406      4,616     361,173      267,702
                                                ----------     ------    --------     --------

LIABILITIES                                             36          -      11,371            -
                                                ----------     ------    --------     --------
           Total Liabilities                            36          -      11,371            -
                                                ----------               --------     --------
NET ASSETS                                      $1,154,370     $4,616    $349,802     $267,702
                                                ==========     ======    ========     ========


                                                                   Fund Information
                                            ----------------------------------------------------------------
                                                Bond       Stock and    Utility
                                                Index        Bond        Stock        PAYSOP
                                                Fund         Fund         Fund         Fund       Total
                                               -----       ---------    -------       ------      -----
                                            ---------------------------In Thousands--------------------------

ASSETS

Investments, at fair value
  Pacific Gas and Electric Company
     common stock                                  $     -   $      -     $     -      $     -     $1,131,413
  United States Government securities                    -          -           -            -          5,169
  Corporate stocks - preferred                           -          -           -            -          1,048
  Corporate stocks - common                              -          -           -            -        340,032
  Corporate debt instruments                             -          -           -            -         53,210
  Insurance company general accounts                     -          -           -            -        151,704
  Registered investment companies
     Vanguard Bond Market Fund                      23,632          -           -            -         23,632
     Columbia Balanced Fund                              -    102,861           -            -        102,861
     Dreyfus Utility Stock Fund                          -          -      45,458            -         45,458
  Interest bearing accounts                              -          -           -            -         72,645
                                                   -------   --------     -------      -------     ----------
       Total Investments                            23,632    102,861      45,458            -      1,927,172
                                                   -------   --------     -------      -------     ----------
Receivables
    Dividends and interest                             138          -         844            -         27,365
    Other receivables                                    -          -           -            -          6,293
                                                   -------   --------     -------      -------     ----------
       Total Receivables                               138          -         844            -         33,658
                                                   -------   --------     -------      -------     ----------

           Total Assets                             23,770    102,861      46,302            -      1,960,830
                                                   -------   --------     -------      -------     ----------

LIABILITIES                                              -          -           -            -         11,407
                                                   -------   --------     -------      -------     ----------
           Total Liabilities                             -          -           -            -         11,407
                                                   -------   --------     -------      -------     ----------
NET ASSETS                                         $23,770   $102,861     $46,302      $     -     $1,949,423
                                                   =======   ========     =======      =======     ==========

The accompanying Notes to Financial Statements are an integral part of these statements.

                        PACIFIC GAS AND ELECTRIC COMPANY
                         SAVINGS FUND PLAN MASTER TRUST

                            STATEMENT OF NET ASSETS
                               December 31, 1993


                                                               Fund Information
                                            --------------------------------------------------
                                                            United
                                              Company       States   Diversified   Guaranteed
                                                Stock        Bond       Equity       Income
                                                Fund         Fund        Fund         Fund
                                              --------      -------  ------------   ----------
                                             ------------------In Thousands--------------------
ASSETS

Investments, at fair value
  Pacific Gas and Electric Company
     common stock                                $1,569,458     $    -    $      -    $      -
  United States Government securities                     -      4,562         178           -
  Corporate stocks - preferred                            -          -       1,299           -
  Corporate stocks - common                               -          -     300,039           -
  Corporate debt instruments                              -          -           -      41,099
  Insurance company general accounts                      -          -           -     188,421
  Registered investment companies
     Vanguard Bond Market Fund                            -          -           -           -
     Columbia Balanced Fund                               -          -           -           -
     Dreyfus Utility Stock Fund                           -          -           -           -
  Interest bearing accounts                             110         24       5,135       1,328
                                                 ----------     ------    --------    --------
       Total Investments                          1,569,568      4,586     306,651     230,848
                                                 ----------     ------    --------    --------
Receivables
    Dividends and interest                           21,132          -         767       2,821
    Other receivables                                     -          -       1,168           -
                                                 ----------     ------    --------    --------
       Total Receivables                             21,132          -       1,935       2,821
                                                 ----------     ------    --------    --------

           Total Assets                           1,590,700      4,586     308,586     233,669
                                                 ----------     ------    --------    --------

LIABILITIES                                               -          -       1,197           -
                                                 ----------     ------    --------    --------
           Total Liabilities                              -          -       1,197           -
                                                 ----------     ------    --------    --------
NET ASSETS                                       $1,590,700     $4,586    $307,389    $233,669
                                                 ==========     ======    ========    ========

                                                                  Fund Information
                                           ------------------------------------------------------------------
                                                  Bond       Stock and     Utility
                                                 Index         Bond         Stock        PAYSOP
                                                  Fund         Fund         Fund          Fund        Total
                                                 ------      ----------    -------       ------       -----
                                            --------------------------In Thousands---------------------------
ASSETS

Investments, at fair value
  Pacific Gas and Electric Company
     common stock                                   $     -   $      -     $     -     $10,116      $1,579,574
  United States Government securities                     -          -           -           -           4,740
  Corporate stocks - preferred                            -          -           -           -           1,299
  Corporate stocks - common                               -          -           -           -         300,039
  Corporate debt instruments                              -          -           -           -          41,099
  Insurance company general accounts                      -          -           -           -         188,421
  Registered investment companies
     Vanguard Bond Market Fund                       28,740          -           -           -          28,740
     Columbia Balanced Fund                               -    104,083           -           -         104,083
     Dreyfus Utility Stock Fund                           -          -      75,336           -          75,336
  Interest bearing accounts                               -          -           -           -           6,597
                                                    -------   --------     -------     -------      ----------
       Total Investments                             28,740    104,083      75,336      10,116       2,329,928
                                                    -------   --------     -------     -------      ----------
Receivables
    Dividends and interest                                -          -           -         136          24,856
    Other receivables                                     -          -           -           -           1,168
                                                    -------   --------     -------     -------      ----------
       Total Receivables                                  -          -           -         136          26,024

                                                    -------   --------     -------     -------      ----------
           Total Assets                              28,740    104,083      75,336      10,252       2,355,952
                                                    -------   --------     -------     -------      ----------

LIABILITIES                                               -          -           -           -           1,197
                                                    -------   --------     -------     -------      ----------
           Total Liabilities                              -          -           -           -           1,197
                                                    -------   --------     -------     -------      ----------
NET ASSETS                                          $28,740   $104,083     $75,336     $10,252      $2,354,755
                                                    =======   ========     =======     =======      ==========


The accompanying Notes to Financial Statements are an integral part of these statements.

                        PACIFIC GAS AND ELECTRIC COMPANY
                         SAVINGS FUND PLAN MASTER TRUST

                       STATEMENT OF CHANGES IN NET ASSETS
                      For the Year Ended December 31, 1994

                                                                           Fund Information
                                                ----------------------------------------------------------------------
                                                             United
                                                 Company     States   Diversified   Guaranteed     Bond     Stock and
                                                  Stock       Bond       Equity       Income      Index       Bond
                                                   Fund       Fund        Fund         Fund        Fund       Fund
                                                ----------   ------   -----------   ----------   --------   --------
                                                ------------------------------ In Thousands--------------------------

BALANCE, JANUARY 1, 1994                        $1,590,700   $4,586   $307,389      $233,669     $28,740    $104,083
                                                ----------   ------    -------       -------    --------    --------
ADDITIONS
Participating plans contributions
  Participant                                       52,679        -     23,489         5,749       1,282       6,458
  Employer                                          24,393        -      4,421         1,102         350       1,689
                                                ----------   ------    -------       -------    --------    --------
     Total participating plans contributions        77,072        -     27,910         6,851       1,632       8,147
                                                ----------   ------    -------       -------    --------    --------
Earnings from investments
  Interest
     Interest bearing accounts                          56        -        397           478           -           -
     United States Government securities                 -      289         -              -           -           -
     Fixed income investments                            -        -         -         11,373           -           -
                                                ----------   ------    -------       -------    --------    --------
     Total interest                                     56      289        397        11,851           -           -

  Dividends - common stock                          89,489        -      8,975             -           -           -
  Registered investment company
     dividends                                           -        -          -             -       1,725           -
   Other income                                          5        -         25            50           -           -
                                                ----------   ------    -------       -------     -------     -------
      Total earnings
       from investments                             89,550      289      9,397        11,901       1,725           -
                                                ----------   ------     ------       -------     -------     -------
Gain (loss)  on securities
  Realized on sale or distribution                  47,181        -     10,965             -        (378)      1,337
  Unrealized appreciation (depreciation)
    in fair value of securities held              (527,262)       -     (9,011)            -      (2,131)     (1,277)
  Gains (losses) on futures contracts                                     (545)
     Net appreciation (depreciation) in fair
     value of assets held                         (480,081)       -      1,409             -      (2,509)         60
                                                ----------   ------    -------       -------     -------     -------
        Total additions (reductions)              (313,459)     289     38,716        18,752         848       8,207
                                                ----------   ------    -------       -------     -------     -------


                                                       Fund Information
                                                -------------------------------

                                                Utility
                                                 Stock       PAYSOP
                                                 Fund         Fund      Total
                                                -------     -------   ---------
                                                ----------In Thousands---------

BALANCE, JANUARY 1, 1994                        $75,336   $10,252   $2,354,755
                                                -------   -------   ----------
ADDITIONS
Participating plans contributions
  Participant                                     4,685         -       94,342
  Employer                                        1,258         -       33,213
                                                -------   -------   ----------
     Total participating plans contributions      5,943         -      127,555
                                                -------   -------   ----------
Earnings from investments
  Interest
     Interest bearing accounts                        -         -          931
     United States Government securities              -         -          289
     Fixed income investments                         -         -       11,373
                                                -------   -------   ----------
     Total interest                                   -         -       12,593

  Dividends - common stock                            -       426       98,890
  Registered investment company
     dividends                                    3,312         -        5,037
   Other income                                       -         2           82
                                                -------   -------   ----------
      Total earnings
       from investments                           3,312       428      116,602
                                                -------   -------   ----------
Gain (loss)  on securities
  Realized on sale or distribution               (4,656)       73       54,522
  Unrealized appreciation (depreciation)
    in fair value of securities held             (8,424)   (4,008)    (552,113)
  Gains (losses) on futures contracts                                     (545)
     Net appreciation (depreciation) in fair
     value of assets held                       (13,080)   (3,935)    (498,136)
                                                -------   -------   ----------
        Total additions (reductions)             (3,825)   (3,507)    (253,979)
                                                -------   -------   ----------

 The accompanying Notes to Financial Statements are an integral part of these statements.

                        PACIFIC GAS AND ELECTRIC COMPANY
                         SAVINGS FUND PLAN MASTER TRUST

                STATEMENT OF CHANGES IN NET ASSETS  (Continued)
                      For the Year Ended December 31, 1994


                                                                Fund Information
                                         ---------------------------------------------------------------------
                                                       United
                                         Company       States   Diversified   Guaranteed     Bond    Stock and
                                          Stock         Bond       Equity       Income       Index      Bond
                                           Fund         Fund        Fund         Fund        Fund       Fund
                                         ---------     ------   -----------   ----------    -------   --------
                                         ------------------------In Thousands---------------------------------
DEDUCTIONS
Withdrawals paid to participating plans
  for benefit payments                       $74,557     $235    $17,733     $ 43,562      $1,512     $8,558
  Expenses                                       266        -          2            -           -        519
                                          ----------   ------   --------     --------     -------   --------
        Total deductions                      74,823      235     17,735       43,562       1,512      9,077
                                          ----------   ------   --------     --------     -------   --------
TRANSFERS between investment funds           (48,048)     (24)    21,432       58,843      (4,306)      (352)
                                          ----------   ------   --------     --------     -------   --------
CHANGE IN NET ASSETS                        (436,330)      30     42,413       34,033      (4,970)    (1,222)
                                          ----------   ------   --------     --------     -------   --------
BALANCE, DECEMBER 31, 1994                $1,154,370   $4,616   $349,802     $267,702     $23,770   $102,861
                                          ==========   ======   ========     ========     =======   ========

                                                    Fund Information
                                          -------------------------------------

                                           Utility
                                            Stock       PAYSOP
                                            Fund         Fund         Total
                                           -------      ------       --------
                                          --------------In Thousands-----------
DEDUCTIONS                                 $4,088        $314        $ 150,559
Withdrawals paid to participating plans         7           -              794
  for benefit payments                    -------     -------       ----------
  Expenses                                  4,095         314          151,353
                                          -------     -------       ----------
        Total deductions                  (21,114)     (6,431)               -
                                          -------     -------       ----------
TRANSFERS between investment funds        (29,034)    (10,252)        (405,332)
                                          -------     -------       ----------
CHANGE IN NET ASSETS                      $46,302     $             $1,949,423
                                          =======     =======       ==========
BALANCE, DECEMBER 31, 1994

The accompanying Notes to Financial Statements are an integral part of these statements.

                        PACIFIC GAS AND ELECTRIC COMPANY
                         SAVINGS FUND PLAN MASTER TRUST

                         NOTES TO FINANCIAL STATEMENTS
                                December 31,1994

NOTE 1:  MASTER TRUST DESCRIPTION


   The Pacific Gas and Electric Company established the Savings Fund Plan Master Trust (the Master Trust) on January 1, 1988 to hold the assets of certain defined contribution retirement plans sponsored by Pacific Gas and Electric Company (the Company). Pacific Service Employees Association also participates in the Master Trust. The Master Trust is administered by Pacific Gas and Electric Company's Employee Benefit Administrative Committee, and State Street Bank and Trust Company is the trustee (the Trustee).

   Interest income, dividends, investment fees, and the net appreciation (depreciation) in the fair value of investments held by the Master Trust are allocated to the individual participating plans each week based upon their proportional share of the individual fund balances.

   Although the Company has not expressed any intent to do so, its Board of Directors reserves the right to amend or terminate the Master Trust at any time by giving written notice to the Trustee. If the Master Trust is terminated, the Master Trust assets shall be paid out to each separate participating plan in proportion to its interest in the Master Trust.


NOTE 2:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


BASIS OF ACCOUNTING


   The financial statements of the Master Trust are prepared in conformity with generally accepted accounting principles. These financial statements do not purport to present the net assets available for benefits or the change in net assets available for benefits of any of the individual participating retirement plans and do not include all disclosures necessary for a fair presentation of the financial statements of the individual participating plans in conformity with generally accepted accounting principles.

   Investments in the Guaranteed Income Fund are valued at cost which approximates fair value. Generally, all other investments held by the Master Trust are stated at fair value based on published market quotations.


NOTE 3:  FEDERAL INCOME TAXES


   The Internal Revenue Service has ruled that the Master Trust is exempt under
Section 501(a). Accordingly, no provision for federal income taxes has been made in the financial statements.

                        PACIFIC GAS AND ELECTRIC COMPANY
                         SAVINGS FUND PLAN MASTER TRUST

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1994




NOTE 4:  INVESTMENTS

   The Trustee invests a significant portion of the contributions from the participating plans in the common stock of the Company. Purchases of this stock are made directly from the Company. The Company pays all costs of administering the Master Trust, including fees and expenses of the Trustee. However, customary brokerage fees and commissions due to transfers, withdrawals and distributions are paid by the plans. Investment management fees are netted against the performance of the Stock and Bond Fund and Bond Index Fund, and are paid by the Company in connection with the Diversified Equity Fund and the Guaranteed Income Fund.

   Individual plan participants designate the way in which their contributions are invested and may change their investment designation once each calendar quarter. Participants may elect to have their contributions invested in one or more of the following funds:

           - Company Stock Fund, invested in Pacific Gas and Electric Company common stock;

           - Diversified Equity Fund (DEF), invested in a diversified portfolio of common stock of other companies;

           - Guaranteed Income Fund (GIF), invested in contracts which offer a fixed rate of interest for a specified period of time;

           - Bond Index Fund (BIF), invested in Vanguard Bond Market Fund, a diversified portfolio consisting of marketable fixed-income securities;

           - Stock and Bond Fund (SBF), invested in Columbia Balanced Fund, a diversified portfolio of marketable equity securities and marketable fixed-income securities.

           - Utility Stock Fund (USF), invested in Dreyfus Utility Stock Fund, a portfolio of marketable equity securities of electric utility companies that are members of the Edison Electric Institute, including Pacific Gas and Electric Company.

            A participant's interest in the investment funds is measured in "units". For investments in the common stock of the Company and in United States Savings Bonds, a unit is a share of common stock and a United States Savings Bond, respectively.

                        PACIFIC GAS AND ELECTRIC COMPANY
                         SAVINGS FUND PLAN MASTER TRUST

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1994




NOTE 4:  INVESTMENTS (CONTINUED)


VALUATION OF INVESTMENTS


   All investments (other than GIF) held by the Master Trust are stated at fair value based on published market quotations. Investments in the GIF are valued at cost which approximates fair value.

   The net depreciation in fair value of investments in the accompanying statement of changes in net assets reflects the net difference between fair value and cost of investments bought during the year and the net difference between fair value and the beginning of the year fair value of assets held, sold or distributed.

   The net depreciation in the fair value of investments by major investment category for the year ended December 31, 1994 is as follows:

                                                                                      ---In Thousands---
                        Pacific Gas and Electric Company
                           Common Stock Fund                                               $(480,081)
                           PAYSOP Fund                                                        (3,935)
                        DEF                                                                    1,409
                        BIF                                                                   (2,509)
                        SBF                                                                       60
                        USF                                                                  (13,080)
                                                                                           ----------
                             Total depreciation                                            $(498,136)
                                                                                           ==========


FINANCIAL INVESTMENTS WITH OFF-BALANCE SHEET RISK


   The DEF fund investment manager routinely enters into Standard and Poor's (S&P 500) futures contracts as a hedge against future price increases in S&P stocks. At each balance sheet date, these contracts are marked to fair value, and the resulting appreciation (depreciation) in the contracts' value is recorded. As of December 31, 1994, there were 31 Future Buy S&P March 1995 contracts valued at approximately $7 million, and a decline of approximately $545,000 in the value of the contracts was recorded. The collateral (included in interest bearing accounts) with respect to these contracts consisted of a $440,000 U.S. treasury bill which will mature on April 6, 1995 and a $120,000 U.S. treasury bill which matured on February 23, 1995.

                          SAVINGS FUND PLAN
          FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

      ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                          December 31, 1994


                                                                              Number of
                                                                              Shares or
                                                                             U.S. Savings
                                                                            Bonds Held at                           (e)  Current
 (a)            (b) Name of Issuer and (c) Description                     Close of Period           (d) Cost            Value
     -------------------------------------------------                     ---------------         --------------   ---------------
                                                                                                       ------In Thousands------
     Pacific Gas and Electric Company
       common stock funds
  *      Pacific Gas and Electric Company Stock Fund                           46,416,948             $1,029,874       $1,131,413
         Interest bearing accounts                                                    N/A                    163              163
                                                                               ----------             ----------       ----------

             Total Pacific Gas and Electric
                  Company common stock                                         46,416,948             $1,030,037       $1,131,576
                                                                               ==========             ==========       ==========

     United States Bond Fund
       United States Savings Bonds, Series E
         (units of $18.75 cost and $25.00 maturity)                                 6,721                   $126             $467
       United States Savings Bonds, Series EE
         (units of $25.00 cost and $50.00 maturity)                                90,124                  2,253            3,536
       United States Savings Bonds, Series EE
         (units of $50.00 cost and $100.00 maturity)                               10,088                    504              613
                                                                               ----------             ----------       ----------
             Total United States Bond Fund                                        106,933                 $2,883           $4,616
                                                                               ==========             ==========       ==========

     DEF
     Corporate stocks - common
          AMR Corp. Del.                                                            7,600                 $  448           $  405
          AT&T Corp.                                                              184,300                  8,728            9,261
          Abbott Labs                                                             137,900                  3,790            4,499
          Adobe Sys Inc.                                                            3,100                     60               92
          Advanced Micro Devices Inc.                                              10,100                    245              251
          Aetna Life & Cas. Co.                                                    11,900                    532              561
          Ahmanson H F & Co.                                                       13,100                    203              211
          Air Prods & Chems. Inc.                                                   7,300                    309              326
          Albermarle Corp.                                                         10,100                    135              140
          Allegheny Ludlum Corp.                                                   13,100                    230              246
          Allegheny Power Systems Inc.                                             14,000                    338              305
          Allied Signal Inc.                                                       67,800                  1,985            2,305
          Allstate Corp.                                                           46,600                  1,126            1,101
          Aluminum Co. America                                                     25,500                  1,636            2,209
          Alza Corp.                                                               11,800                    395              212
          Ambac Inc.                                                                4,200                    175              156
          American Elec. Pwr. Inc.                                                 20,000                    645              657
          American Gen. Corp.                                                      15,700                    435              444
          American Home Products Corp.                                             44,700                  2,807            2,805
          American Intl. Group Inc.                                                39,900                  3,045            3,910
          Ameritech Corp.                                                          64,900                  1,732            2,620
          Amoco Corp.                                                              18,400                    952            1,088
          Amsouth Bancorporation                                                    4,500                    143              116
          Anadarko Pete Corp.                                                       9,000                    348              347
          Aon Corp.                                                                 7,500                    247              240
          Armstrong World Inds. Inc.                                                4,400                    173              169
          Ashland Oil Inc.                                                          9,300                    317              321
          Atlantic Richfield Co.                                                   19,000                  1,953            1,933
          Autodesk Incorporated                                                     5,200                    189              206

                          SAVINGS FUND PLAN
          FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

      ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                          December 31, 1994


                                                                                  Number of
                                                                                  Shares or
                                                                                U.S. Savings
                                                                               Bonds Held at                          (e)  Current
 (a)            (b) Name of Issuer and (c) Description                        Close of Period             (d) Cost         Value
     -------------------------------------------------                        ---------------       ---------------   --------------
                                                                                                       ------In Thousands------
          Avnet Inc.                                                                2,100                   $   91           $   78
          Avon Prods. Inc.                                                         13,100                      763              783
          Baker Hughes Inc.                                                        19,000                      438              347
          Baltimore Gas & Electric Co.                                             17,100                      381              378
          Banc One Corp.                                                           46,600                    1,456            1,182
          Bank of Boston Corp.                                                      9,800                      228              254
          BankAmerica Corp.                                                        42,300                    1,908            1,671
          Bankers Tr. N.Y. Corp.                                                   12,200                      789              676
          Barnett Bks. Inc.                                                        11,600                      488              445
          Bausch & Lomb Inc.                                                       11,400                      480              386
          Baxter Intl. Inc.                                                        49,200                    1,269            1,390
          Bay Networks Inc.                                                        12,200                      450              360
          Bear Stearns Cos. Inc.                                                   13,400                      280              206
          Bell Atlantic Corp.                                                      52,100                    2,573            2,592
          Bellsouth Corp.                                                          59,300                    3,146            3,210
          Beneficial Corp.                                                          3,200                      116              125
          Bethleham Stl. Corp.                                                     23,100                      422              416
          Black & Decker Corporation                                               45,400                      765            1,078
          Bowater Inc.                                                                100                        2                3
          Boyd Gaming Corp.                                                         7,200                      118               77
          Brinker Intl. Inc.                                                       15,100                      329              274
          Bristol Myers Squibb Co.                                                 19,800                    1,204            1,146
          Browning Ferris Inds. Inc.                                               39,100                      954            1,109
          Burlington Northn. Inc.                                                   9,800                      532              472
          CBS Inc.                                                                 14,600                      689              809
          CMS Energy Corp.                                                          9,900                      220              226
          CPC Intl. Inc.                                                           32,900                    1,550            1,752
          CSX Corp.                                                                14,200                      985              989
          Campbell Soup Co.                                                        32,000                    1,310            1,412
          Carnival Corp.                                                           27,400                      525              582
          Carolina Pwr. & Lt. Co.                                                   1,800                       46               48
          Caterpillar Inc.                                                         50,200                    1,318            2,767
          Central & South West Corp.                                               21,700                      472              491
          Champion Intl. Corp.                                                     13,800                      370              504
          Charming Shoppes Inc.                                                    19,200                      294              127
          Chase Manhattan Corp.                                                    21,500                      577              739
          Chemical Bkg. Corp.                                                      27,600                    1,103              990
          Chemical Waste Mgmt. Inc.                                                 1,700                       33               16
          Chevron Corp.                                                            99,900                    4,130            4,458
          Chiron Corp.                                                              4,900                      323              394
          Chrysler Corp.                                                           16,300                      693              799
          Chubb Corp.                                                               4,900                      348              379
          Cincinnati Milacron Inc.                                                  1,100                       25               26
          Cinergy Corp.                                                            10,100                      250              236
          Circus Circus Enterprises Inc.                                           20,400                      709              474
          Citicorp                                                                 84,900                    1,885            3,513
          Coca Cola Co.                                                           168,000                    6,755            8,652
          Colgate Palmolive Co.                                                    19,800                    1,050            1,255
          Coltec Inds. Inc.                                                        10,400                      210              178
          Columbia/HCA Healthcare Corp.                                            68,800                    2,842            2,511
          Comcast Corp.                                                            16,100                      266              253
          Comerica Inc.                                                            13,200                      397              322


                          SAVINGS FUND PLAN
          FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

      ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                          December 31, 1994


                                                                                 Number of
                                                                                 Shares or
                                                                                U.S. Savings
                                                                               Bonds Held at                          (e)  Current
 (a)            (b) Name of Issuer and (c) Description                        Close of Period            (d) Cost          Value
     -------------------------------------------------                        ---------------        ---------------   -------------
                                                                                                     -----------In Thousands--------
          Compaq Computer Corp.                                                    31,300                   $  962           $1,236
          Connor Peripherals Inc.                                                   1,600                       30               15
          Conrail Inc.                                                              3,900                      183              197
          Consolidated Edison Co. NY Inc.                                           1,900                       47               49
          Cooper Inds. Inc.                                                        24,100                    1,057              822
          Cooper Tire & Rubber                                                      8,800                      214              208
          Corestates Finl. Corp.                                                   13,000                      336              338
          Cracker Barrel Old Ctry. Store                                           13,800                      380              255
          Crestar Finl. Corp.                                                       2,200                      101               83
          Crown Cork & Seal Inc.                                                   19,400                      734              732
          Cummins Engine Inc.                                                       3,400                      140              154
          Dayton Hudson Corp.                                                      23,400                    1,370            1,656
          Dean Witter Discover & Co.                                               18,700                      620              633
          Deere & Co.                                                              12,200                      531              808
          Dell Computer Corp.                                                       4,400                      186              180
          Delta Air Lines Inc. DE                                                   5,300                      306              268
          Detroit Edison Co.                                                       12,000                      424              314
          Dillard Dept Stores Inc.                                                 15,300                      591              409
          Disney, Walt Co.                                                         98,100                    3,713            4,525
          Dominion Res. Inc. VA                                                    20,300                      742              726
          Donnelley R R & Sons Inc.                                                32,300                      900              953
          Dover Corp.                                                               7,000                      397              361
          Dow Chemical Company                                                     35,600                    2,120            2,394
          Du Pont E I De Nemours and Co.                                           95,800                    4,629            5,389
          Duke Power Co.                                                              400                       15               15
          E Sys. Inc.                                                               3,500                      136              146
          Eastman Kodak Co.                                                        51,200                    2,068            2,445
          Eaton Corp.                                                               9,200                      357              455
          El Paso Nat. Gas Co.                                                      4,400                      169              134
          Electronic Arts                                                           5,900                      193              114
          Emerson Elec. Co.                                                         3,600                      206              225
          Enron Corp.                                                              38,900                    1,142            1,186
          Entergy Corp.                                                            27,700                      877              606
          Equifax Inc.                                                             14,600                      424              385
          Ethyl Corp.                                                              20,200                      248              194
          Exxon Corp.                                                             109,300                    6,139            6,640
          FPL Group Inc.                                                           20,500                      621              720
          Federal Home Ln. Mtg. Corp.                                              20,500                    1,017            1,035
          Federal Natl. Mtg. Assn.                                                 39,800                    2,853            2,900
          Fifth Third Bancorp.                                                      4,000                      193              192
          First Chicago Corp.                                                       8,400                      286              401
          First Data Corp.                                                         25,500                    1,010            1,208
          First Empire St. Corp.                                                      200                       30               27
          First Fidelity Bancorp. New                                               4,900                      211              220
          First Tenn. Natl. Corp.                                                   3,700                      172              151
          First Union Corp.                                                        19,100                      875              790
          First USA Inc.                                                            6,100                      201              201
          First VA Bks. Inc.                                                        3,900                      156              125
          Firstar Corp. New                                                         7,100                      219              191
          Fleet Finl. Group Inc.                                                   13,900                      416              452
          Ford Motor Co. Del.                                                      97,400                    2,055            2,727
          Forest Labs Inc.                                                          5,500                      255              256

                                       10

                          SAVINGS FUND PLAN
          FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

      ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                          December 31, 1994


                                                                                 Number of
                                                                                 Shares or
                                                                               U.S. Savings
                                                                               Bonds Held at                          (e)  Current
 (a)            (b) Name of Issuer and (c) Description                        Close of Period             (d) Cost         Value
     -------------------------------------------------                        ---------------         ---------------   ------------
                                                                                                      ---------In Thousands---------
          Freeport McMoran Copper & Gold                                            7,200                   $  176           $  153
          Fruit of the Loom Inc.                                                   18,500                      556              500
          GTE Corp.                                                               113,100                    3,959            3,435
          Gap Inc.                                                                 25,000                      804              762
          Gateway 2000 Inc.                                                         7,400                      166              160
          General Dynamics Corp.                                                    9,800                      323              426
          General Electric Co.                                                    209,200                    8,199           10,669
          General Mills Inc.                                                       29,200                    1,877            1,664
          General Mtrs. Corp.                                                      98,500                    3,787            4,162
          General Mtrs. Corp.                                                      30,800                    1,005            1,186
          General Pub. Utils. Corp.                                                13,100                      352              344
          General Signal Corp.                                                      6,600                      200              210
          Gensia Inc.                                                               5,700                      152               24
          George Gulf Corp.                                                           600                       16               23
          Georgia Pacific Corp.                                                    13,100                      714              937
          Gillette Co.                                                             36,100                    2,137            2,698
          Golden West Finl. Corp. Del.                                              7,300                      289              257
          Goodyear Tire and Rubber                                                 12,700                      414              427
          Grainger W W Inc.                                                         8,800                      483              508
          Great Western Finl. Corp.                                                19,200                      295              307
          Harley Davidson Inc.                                                     20,000                      520              560
          Harris Corp. Del.                                                         1,800                       76               77
          Healthcare Compare Corp.                                                  3,000                       89              102
          Health Mgmt. Assoc.                                                       7,600                      180              190
          Hewlett Packard Co.                                                      34,700                    1,868            3,466
          Home Depot Inc.                                                          76,900                    3,237            3,537
          Honeywell Inc.                                                           31,100                      771              980
          Household Intl. Corp.                                                     8,800                      242              327
          Houston Inds. Inc.                                                       15,100                      514              538
          Hubbell Inc.                                                              1,100                       60               59
          Humana Inc.                                                              30,900                      601              699
          Huntington Bancshares Inc.                                               14,200                      301              245
          ITT Corp.                                                                31,700                    1,930            2,809
          Illinois Cent. Corp.                                                      5,600                      175              172
          Illinova Corp.                                                            4,400                       90               96
          Inco Ltd.                                                                20,900                      492              598
          Ingersoll Rand Co.                                                        3,700                      119              117
          Intel Corp.                                                              44,400                    2,412            2,836
          International Business Machs.                                            78,700                    4,030            5,784
          International Game Technology                                            29,000                      610              450
          International Paper Company                                              30,100                    1,373            2,269
          Johnson & Johnson                                                        33,500                    1,433            1,834
          Johnson Ctls. Inc.                                                        8,100                      386              397
          KU Energy Corp.                                                             300                        8                8
          Kellogg Co.                                                              32,500                    2,003            1,889
          Keycorp New                                                              26,300                      840              657
          Kimberly Clark Corp.                                                     19,900                    1,005            1,005
          Knight Ridder Inc.                                                        9,700                      513              490
          Lilly Eli & Co.                                                          42,000                    2,755            2,756
          Limited Inc.                                                             71,500                    1,613            1,296
          Lincoln Natl. Corp. IN                                                    1,100                       44               39
          Linear Technology Corp.                                                   3,300                      107              163


                          SAVINGS FUND PLAN
          FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

      ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                          December 31, 1994


                                                                                Number of
                                                                                Shares or
                                                                              U.S. Savings
                                                                              Bonds Held at                             (e)  Current
 (a)            (b) Name of Issuer and (c) Description                       Close of Period             (d) Cost            Value
     -------------------------------------------------                       ---------------         ---------------  --------------
                                                                                                       ------In Thousands------
          Liz Claiborne                                                            20,500                     $471             $349
          Lockheed Corp.                                                            9,800                      511              712
          Loral Corp.                                                              13,000                      334              492
          Louisiana Pacific Corp.                                                  14,700                      478              401
          MBIA Inc.                                                                 3,600                      220              202
          MCI Communications Corp.                                                 74,600                    1,443            1,371
          Manor Care Inc.                                                           9,000                      221              246
          Marshall & Ilsley Corp.                                                  11,400                      232              217
          Martin Marietta Corp. New                                                15,000                      473              666
          Masco Corp.                                                              61,400                    1,610            1,389
          May Dept. Stores Co.                                                     30,000                    1,178            1,012
          McDonalds Corp.                                                         132,100                    3,974            3,864
          McDonnell Douglas Corp.                                                   2,900                      184              412
          Medtronic Inc.                                                           16,400                      534              912
          Mellon Bk. Corp.                                                         17,000                      573              521
          Melville Corporation                                                     19,700                      944              608
          Mercantile Bancorporation Inc.                                            4,900                      180              153
          Mercantile Bankshares Corp.                                                 100                        2                2
          Merck & Co. Inc.                                                        179,800                    6,217            6,855
          Mercury Finl. Co.                                                        13,500                      210              176
          Meridian Bancorp. Inc.                                                    6,600                      192              176
          Merrill Lynch & Co. Inc.                                                 11,700                      427              418
          Microsoft Corp.                                                          65,300                    2,901            3,991
          Mirage Resorts Inc.                                                      21,600                      492              443
          Mobil Corp.                                                              60,800                    4,741            5,122
          Monsanto Co.                                                             16,000                    1,112            1,128
          Motorola Inc.                                                            62,600                    3,032            3,623
          NBD Bancorp. Inc.                                                         9,200                      265              252
          NIPSCO Inds. Inc.                                                         7,400                      203              220
          National Svc. Inds. Inc.                                                 23,800                      611              610
          Nationsbank Corp.                                                        30,900                    1,450            1,394
          New England Elec. Sys.                                                    7,100                      233              228
          Niagara Mohawk Pwr. Corp.                                                12,100                      181              172
          Nine West Group Inc.                                                      2,400                       66               68
          Noram Energy Corp.                                                       15,500                      150               83
          Norfolk Southern Corp.                                                   14,700                      857              891
          Northern Telecom Ltd.                                                    30,100                    1,095            1,005
          Northern Trust Corp.                                                      5,100                      211              179
          Northrop Grumman Corp.                                                      300                        9               13
          Norwest Corp.                                                            38,400                      953              898
          Novell Inc.                                                              63,100                    1,584            1,081
          Nucor Corp.                                                              18,400                    1,169            1,021
          Occidental Pete Corp.                                                    48,100                      904              926
          Ogden Corp.                                                               3,000                       56               56
          Oracle Sys. Corp.                                                        36,200                      582            1,597
          Oryx Energy Co.                                                           7,100                      149               84
          Owens Corning Fiberglass Corp.                                           17,600                      582              563
          PNC Bk. Corp.                                                            49,300                      972            1,041
          PPG Inds. Inc.                                                           28,200                      870            1,047
          Paccar Inc.                                                               5,300                      279              235
          Pacific Telesis Group                                                    48,100                    1,432            1,371
          Paine Webber Group Inc.                                                     500                        7                8


                          SAVINGS FUND PLAN
          FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

      ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                          December 31, 1994


                                                                                Number of
                                                                                Shares or
                                                                              U.S. Savings
                                                                              Bonds Held at                             (e)  Current
 (a)            (b) Name of Issuer and (c) Description                       Close of Period              (d) Cost            Value
     -------------------------------------------------                       ---------------          --------------- --------------
                                                                                                      ----------In Thousands--------
          Panhandle Eastern Corp.                                                  22,900                   $  479           $  452
          Parker Hannifin Corp.                                                     7,100                      297              323
          Penney, J.C. Inc.                                                         3,200                      136              143
          Pepsico Inc.                                                            133,400                    5,075            4,836
          Pfizer Inc.                                                              47,400                    2,224            3,662
          Phelps Dodge Corp.                                                       16,300                      762            1,009
          Philip Morris Cos. Inc.                                                 117,900                    8,554            6,779
          Pinnacle West Cap Corp.                                                   9,800                      202              194
          Portland Gen. Corp.                                                         400                        7                8
          Potomac Elec. Pwr. Co.                                                   12,600                      279              232
          Praxair Inc.                                                             22,100                      354              453
          Premier Indl. Corp.                                                       9,100                      233              215
          Proctor & Gamble Company                                                 98,100                    3,187            6,082
          Providian Corp.                                                          10,700                      350              330
          Public Svc. Enterprise Group                                             26,600                      670              705
          Ralston Pruina Co.                                                       13,800                      611              616
          Raytheon Co.                                                             10,800                      679              690
          Republic N.Y. Corp.                                                       5,800                      261              262
          Reynolds Metals Co.                                                      15,800                      771              774
          Rockwell Intl. Corp.                                                     17,600                      670              629
          Royal Dutch Pete Co.                                                     70,700                    4,669            7,600
          SCECorp                                                                  48,300                      997              706
          SPS Transaction Svcs. Inc.                                                6,200                      204              163
          Safeco Corp.                                                              6,900                      329              359
          St. Paul Cos. Inc.                                                       35,800                      867            1,602
          Schlumberger Ltd.                                                        37,400                    2,148            1,884
          Schwab, Charles Corp.                                                     6,400                      177              223
          Scott Paper Co.                                                           9,700                      601              671
          Service Corp. Intl.                                                      20,500                      417              569
          Shamut National Corp.                                                    13,900                      241              228
          Silicon Graphics Inc.                                                    12,600                      177              389
          Sonat Inc.                                                               55,900                    1,144            1,565
          Southern Co.                                                             68,800                    1,464            1,376
          Southtrust Corp.                                                          8,200                      152              148
          Southwest Airlines Co.                                                   16,700                      559              280
          Southwestern Bell Corp.                                                  71,700                    2,801            2,895
          Sprint Corp.                                                             38,700                    1,079            1,069
          Standard Fed. Bk. Troy, Mich.                                               200                        5                5
          State Street Boston Corp.                                                 4,700                      151              135
          Sun Microsystems Inc.                                                    15,100                      444              536
          Sundstrand Corp.                                                          1,900                       75               86
          Superior Inds. Intl. Inc.                                                 1,600                       51               42
          Sybase Inc.                                                               6,100                      173              317
          Synovus Finl. Corp.                                                       4,200                       79               76
          TJX Cos. Inc. New                                                        13,700                      318              214
          TRW Inc.                                                                 19,500                    1,280            1,287
          Tele Communications Inc. New                                             85,400                    1,750            1,857
          Tenneco Inc.                                                             52,600                    2,028            2,235
          Texaco Inc.                                                              38,900                    2,531            2,329
          Texas Instrs. Inc.                                                        9,700                      670              726
          Texas Utils. Co.                                                         46,400                    1,556            1,485
          Time Warner Inc.                                                         16,900                      584              594


                          SAVINGS FUND PLAN
          FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

      ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                          December 31, 1994


                                                                                Number of
                                                                                Shares or
                                                                              U.S. Savings
                                                                              Bonds Held at                            (e)  Current
 (a)            (b) Name of Issuer and (c) Description                       Close of Period              (d) Cost          Value
     -------------------------------------------------                       ---------------          --------------   -------------
                                                                                                      ----------In Thousands--------
          Torchmark Inc.                                                            6,600                 $    380         $    230
          Toys R Us Inc.                                                           47,600                    1,835            1,452
          Transamerica Corp.                                                        5,000                      268              249
          Tribune Co. New                                                          11,600                      632              635
          Tyco Int. Ltd.                                                           18,100                      799              860
          UAL Corp.                                                                 1,200                       99              105
          UJB Finl. Corp.                                                           3,300                       90               80
          UNUM Corp.                                                                7,400                      357              279
          UNICOM Corp.                                                             25,300                      569              607
          Union Carbide Corp.                                                      25,800                      432              758
          Union Elec. Co.                                                             300                       11               11
          Union Pac. Corp.                                                         39,800                    1,387            1,816
          Union Texas Pete Hldgs. Inc.                                             11,000                      215              228
          U.S. West Inc.                                                           49,200                    1,911            1,753
          United Technologies Corp.                                                25,300                    1,421            1,591
          V. F. Corp.                                                              17,000                      844              827
          Viacom Inc.                                                              29,300                      826            1,190
          WMX Technolgies Inc.                                                     93,800                    3,180            2,462
          Wabash Natl. Corp.                                                        1,200                       50               47
          Wal Mart Stores Inc.                                                    315,900                    8,767            6,713
          Warner Lambert Co.                                                        6,300                      414              485
          Washington Mut. Inc.                                                      9,400                      212              159
          West One Bancorp.                                                           200                        5                5
          Western Res. Inc.                                                         6,400                      219              183
          Weyerhauser Co.                                                          19,400                      760              727
          Wheelabrator Technologies Inc.                                           31,000                      561              457
          Whirlpool Corp.                                                           1,800                      106               91
          Wisconsin Energy Corp.                                                    6,400                      165              166
          Woolworth Corp.                                                          18,400                      355              276
          Worthington Inds. In.                                                    10,100                      201              202
                                                                               ----------               ----------       ----------
               Total common stocks                                              8,386,100                 $311,785         $340,032
                                                                               ----------               ----------       ----------
     Corporate stocks - preferred
          Chrysler Corp.                                                            7,700                   $1,167           $1,048
                                                                               ----------               ----------       ----------
     Interest bearing accounts
  *       State Street Bank & Trust Co.                                        12,253,620                  $12,254          $12,254
          U.S. Treasury Bills                                                     560,000                      553              553
                                                                               ----------               ----------       ----------
               Total interest bearing accounts                                 12,813,620                  $12,807          $12,807


               Total DEF                                                       21,207,420                 $325,759         $353,887
                                                                               ==========               ==========       ==========

     GIF (1)
       Fixed Income
          Allstate Life Insurance Co.              - 10/98,       6.80%               N/A                   $3,075           $3,075
          Allstate Life Insurance Co.              - 11/99,       8.28%               N/A                    5,011            5,011
          Bankers Trust Basic                      - 07/96,       6.36%               N/A                    1,246            1,246
          Bankers Trust Basic                      - 07/97,       5.02%               N/A                    9,655            9,655


                          SAVINGS FUND PLAN
          FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

      ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                          December 31, 1994


                                                                             Number of
                                                                             Shares or
                                                                            U.S. Savings
                                                                           Bonds Held at                              (e)  Current
 (a)            (b) Name of Issuer and (c) Description                    Close of Period          (d) Cost                Value
     -------------------------------------------------                    --------------           ---------------   -------------
                                                                                                   ---------In Thousands----------
         CDC Investment Mgmt. Corp.                - 06/98,       7.11%              N/A                    $4,023           $4,023
         CDC Investment Mgmt. Corp.                - 10/99,       7.59%              N/A                     3,020            3,020
         Canada Life Assurance                     - 11/95,       4.30%              N/A                     5,009            5,009
         Canada Life Assurance                     - 12/95,       4.34%              N/A                     4,011            4,011
         Confederated Life Assurance               - 03/96,       8.58%              N/A                     1,000            1,000
         Continental Assurance Co.                 - 06/96,       5.80%              N/A                     3,560            3,560
         Continental Assurance Co.                 - 08/94,       6.52%              N/A                         0                0
         Crown Life                                - 03/98,       1.00%              N/A                     1,163            1,163
         Hancock John Mutual Life                  - 09/96,       5.34%              N/A                     4,470            4,470
         Hancock John Mutual Life                  - 10/97,       4.82%              N/A                     7,367            7,367
         Hartford                                  - 12/95,       6.52%              N/A                     2,990            2,990
         IBM CR Corp                               - 02/95,       6.56%              N/A                     1,016            1,016
         Mass Mutual Life Ins                      - 11/03,       5.95%              N/A                    18,010           18,010
         Met Life Ins.                             - 08/99,       7.42%              N/A                     4,944            4,944
         New York Life Ins. Co.                    - 05/96,       8.40%              N/A                     1,567            1,567
         New York Life Ins. Co.                    - 12/98,       1.00%              N/A                     9,482            9,482
         New York Life Ins. Co.                    - 12/99,       1.00%              N/A                     9,845            9,845
         Peoples Security Life                     - 01/98,       5.42%              N/A                     2,825            2,825
         Peoples Security Life                     - 03/99,       5.30%              N/A                     4,993            4,993
         Peoples Security Life                     - 06/96,       4.69%              N/A                     2,500            2,500
         Peoples Security Life                     - 06/97,       1.00%              N/A                     9,989            9,989
         Peoples Security Life                     - 07/94,       8.47%              N/A                     1,127            1,127
         Peoples Security Life                     - 07/96,       4.15%              N/A                     3,699            3,699
         Peoples Security Life                     - 07/98,       5.50%              N/A                     5,967            5,967
         Peoples Security Life                     - 09/96,       4.10%              N/A                     3,616            3,616
         Peoples Security Life                     - 09/97,       5.11%              N/A                     4,969            4,969
         Peoples Security Life                     - 09/98,       5.63%              N/A                     3,219            3,219
         Provident Mutual Life Ins. Co.            - 05/95,       6.34%              N/A                     4,659            4,659
         Prudential Ins. Co.                       - 03/95,       4.22%              N/A                     3,000            3,000
         Prudential Ins. Co.                       - 04/96,       8.04%              N/A                     1,748            1,748
         Prudential Ins. Co.                       - 09/98,       1.00%              N/A                     4,455            4,455
         Prudential Ins. Co.                       - 11/95,       6.11%              N/A                     4,623            4,623
         Union Bank of Switzerland                 - 08/97,       1.00%              N/A                     7,097            7,097
         Union Bank of Switzerland                 - 03/00,       4.62%              N/A                    10,310           10,310
         Union Bank of Switzerland                 - 03/00,       5.15%              N/A                     6,575            6,575
         Union Bank of Switzerland                 - 10/98,       5.63%              N/A                    10,268           10,268
         United of Omaha Life                      - 07/95,       8.35%              N/A                     2,067            2,067
         United of Omaha Life                      - 08/95,       5.30%              N/A                     3,567            3,567
         United of Omaha Life                      - 09/95,       5.00%              N/A                     2,017            2,017
         United of Omaha Life                      - 09/96,       4.40%              N/A                     1,160            1,160
                                                                              ----------                ----------       ----------
             Total fixed income                                                      N/A                  $204,914         $204,914
                                                                              ----------                ----------       ----------

                          SAVINGS FUND PLAN
          FOR EMPLOYEES OF PACIFIC GAS AND ELECTRIC COMPANY

      ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                          December 31, 1994


                                                                               Number of
                                                                               Shares or
                                                                             U.S. Savings
                                                                            Bonds Held at                             (e)  Current
 (a)            (b) Name of Issuer and (c) Description                     Close of Period              (d) Cost           Value
     -------------------------------------------------                     ---------------           ---------------  --------------
                                                                                                     -----------In Thousands--------





     Interest bearing accounts
         Chevron Oil Finance Co.                                                     N/A                $   12,899       $   12,899
         Exxon Funding B.V.                                                          N/A                     9,955            9,955
         Federal Natl. Mtg. Assn. Disc. Nts.                                         N/A                     9,967            9,967
         General Elec. Cap. Corp.                                                    N/A                    12,848           12,848
         Rabobank USA Financial Corp.                                                N/A                    12,366           12,366
  *      State Street Bank & Trust Co.                                               N/A                     2,193            2,193
                                                                              ----------                ----------       ----------
                                                                                     N/A                $   60,228       $   60,228
                                                                              ----------                ----------       ----------
               Total GIF                                                             N/A                $ 265,142        $  265,142
                                                                              ==========                ==========       ==========

     BIF
     Vanguard Bond Market Fund                                                 2,577,091                $   25,649       $   23,632
                                                                              ==========                ==========       ==========
     SBF
     Columbia Balanced Fund                                                   15,950,137                $   92,198       $  102,861
                                                                              ==========                ==========       ==========
     USF
     Dreyfus Utility Stock Fund                                                4,029,936                $   54,941       $   45,458
                                                                              ==========                ==========       ==========
                  Total Investments                                                                     $1,796,609       $1,927,172
                                                                                                        ==========       ==========












    (1) The GIF is not measured in number of shares and is not applicable (N/A).

  *   Party-in-interest.

                            ITEM 27(D) - SCHEDULE OF
                           REPORTABLE TRANSACTIONS FOR
                        THE YEAR ENDED DECEMBER 31, 1994




3751                     PACIFIC GAS & ELECTRIC SAVINGS
                              BENEFIT PLAN SERVICES
           ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                       FROM DATE: 01/01/94       TO DATE: 12/31/94
                BEGINNING NET ASSET VALUE:        1,590,603,374.79
                        5% OF ASSET VALUE:           79,530,168.74

- ------------------------------------------------------------------------------------------------------------------------------------
ASSET ID                SECURITY DESCRIPTION      RATE          MAT DATE
# PURCHASES             PURCHASE COST             # SALES       SALES PROCEEDS        5500 GAIN/LOSS   TOTAL #   TOTAL COST/PROCEEDS
- ------------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED

    202                  186,794,661.04           257           144,611,684.23        -45,878,079.66   459            331,406,309.27


FIXED INCOME

      0                            0.00             0                     0.00                  0.00     0                      0.00


SHORT TERM

      0                            0.00             0                     0.00                  0.00     0                      0.00


REPORTABLE TRANSACTION TOTALS

    202                  186,794,661.04           257           144,611,648.23        -45,878,079.66   459            331,406,309.27


NON REPORTABLE TRANSACTION TOTALS

    133                   95,034,004.11            77            95,029,926.22                 0.00    210            190,063,930.33




                                                             [State Street LOGO]

                           ITEM 27 (D) - SCHEDULE OF
                          REPORTABLE TRANSACTIONS FOR
                        THE YEAR ENDED DECEMBER 31, 1994


3757                     PACIFIC GAS & ELECTRIC SAVINGS
                              BENEFIT PLAN SERVICES
           ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                      FROM DATE: 01/01/94         TO DATE: 12/31/94
               BEGINNING NET ASSET VALUE:             28,739,630.44
                       5% OF ASSET VALUE:              1,436,981.52

- ------------------------------------------------------------------------------------------------------------------------------------
ASSET ID                SECURITY DESCRIPTION      RATE          MAT DATE
# PURCHASES             PURCHASE COST             # SALES       SALES PROCEEDS        5500 GAIN/LOSS   TOTAL #   TOTAL COST/PROCEEDS
- ------------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED

     96                3,691,830.66             44            6,290,311.85          -402,572.17      140              9,982,142.51


FIXED INCOME

      0                        0.00              0                    0.00                 0.00        0                      0.00


SHORT TERM

      0                        0.00              0                    0.00                 0.00        0                      0.00


REPORTABLE TRANSACTION TOTALS

     96                3,691,830.66             44            6,290,311.85          -402,572.17      140              9,982,142.51


NON REPORTABLE TRANSACTION TOTALS

      0                        0.00              0                    0.00                 0.00        0                      0.00

                                                             [State Street LOGO]

                            ITEM 27(D) - SCHEDULE OF
                           REPORTABLE TRANSACTIONS FOR
                        THE YEAR ENDED DECEMBER 31, 1994





3758                     PACIFIC GAS & ELECTRIC SAVINGS
                              COLUMBUS BALANCED FUND
           ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                      FROM DATE: 01/01/94          TO DATE: 12/31/94
               BEGINNING NET ASSET VALUE:             104,083,308.36
                       5% OF ASSET VALUE:               5,204,165.42

- ------------------------------------------------------------------------------------------------------------------------------------
ASSET ID                SECURITY DESCRIPTION      RATE          MAT DATE
# PURCHASES             PURCHASE COST             # SALES       SALES PROCEEDS        5500 GAIN/LOSS   TOTAL #   TOTAL COST/PROCEEDS
- ------------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED

     99               11,800,644.25             44             13,083,212.89        -54,318.06       143             24,883,857.14


FIXED INCOME

      0                        0.00              0                      0.00              0.00         0                      0.00


SHORT TERM

      0                        0.00              0                      0.00              0.00         0                      0.00


REPORTABLE TRANSACTION TOTALS

     99               11,800,644.25             44             13,083,212.89        -54,318.06       143             24,883,857.14


NON REPORTABLE TRANSACTION TOTALS

      0                        0.00              0                      0.00              0.00         0                      0.00

                                                             [State Street LOGO]

                            ITEM 27(D) - SCHEDULE OF
                           REPORTABLE TRANSACTIONS FOR
                        THE YEAR ENDED DECEMBER 31, 1994




3759                     PACIFIC GAS & ELECTRIC SAVINGS
                              DREFUS UTILITY STOCK FUND
           ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                      FROM DATE: 01/01/94         TO DATE: 12/31/94
               BEGINNING NET ASSET VALUE:             75,336,398.43
                       5% OF ASSET VALUE:              3,766,819.92

- ------------------------------------------------------------------------------------------------------------------------------------
ASSET ID                SECURITY DESCRIPTION      RATE          MAT DATE
# PURCHASES             PURCHASE COST             # SALES       SALES PROCEEDS        5500 GAIN/LOSS   TOTAL #   TOTAL COST/PROCEEDS
- ------------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED

     83                 8,796,613.55            52            25,594,505.39         -4,268,225.41    135             34,391,118.94


FIXED INCOME

      0                         0.00             0                     0.00                  0.00      0                      0.00
 .

SHORT TERM

      0                         0.00             0                     0.00                  0.00      0                      0.00


REPORTABLE TRANSACTION TOTALS

     83                 8,796,613.55            52            25,594,505.39         -4,268,225.41    135             34,391,118.94


NON REPORTABLE TRANSACTION TOTALS

      0                         0.00             0                     0.00                  0.00      0                      0.00

                                                             [State Street LOGO]

                            ITEM 27(D) - SCHEDULE OF
                           REPORTABLE TRANSACTIONS FOR
                        THE YEAR ENDED DECEMBER 31, 1994





3760                     PACIFIC GAS & ELECTRIC SAVINGS
                              BENEFIT PLAN SERVICES
           ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                      FROM DATE: 01/01/94         TO DATE: 12/31/94
               BEGINNING NET ASSET VALUE:             10,252,015.50
                       5% OF ASSET VALUE:                512,600.78

- ------------------------------------------------------------------------------------------------------------------------------------
ASSET ID                SECURITY DESCRIPTION   RATE          MAT DATE
# PURCHASES             PURCHASE COST          # SALES       SALES PROCEEDS        5500 GAIN/LOSS   TOTAL #   TOTAL COST/PROCEEDS
- ------------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED
     28                 568,437.35             88            6,749,679.50          -3,934,582.23    116              7,318,116.85


FIXED INCOME

      0                       0.00              0                    0.00                   0.00      0                      0.00


SHORT TERM

      0                       0.00              0                    0.00                   0.00      0                      0.00


REPORTABLE TRANSACTION TOTALS

     28                 568,437.35             88            6,749,679.50          -3,934,582.23    116              7,318,116.85

NON REPORTABLE TRANSACTION TOTALS

     34                 230,700.24             34              230,938.30                   0.00     68                461,638.54

                                                             [State Street LOGO]

                            ITEM 27(D) - SCHEDULE OF
                           REPORTABLE TRANSACTIONS FOR
                        THE YEAR ENDED DECEMBER 31, 1994





3757                     PACIFIC GAS & ELECTRIC SAVINGS
                           VANGUARD BOND MARKET FUND
           ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                      FROM DATE: 01/01/94         TO DATE: 12/31/94
               BEGINNING NET ASSET VALUE:             28,739,630.44
                       5% OF ASSET VALUE:              1,436,981.52

- ------------------------------------------------------------------------------------------------------------------------------------
ASSET ID                SECURITY DESCRIPTION      RATE          MAT DATE
# PURCHASES             PURCHASE COST             # SALES       SALES PROCEEDS        5500 GAIN/LOSS   TOTAL #   TOTAL COST/PROCEEDS
- ------------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED
921937108          VANGUARD BD INDEX FD INC
     96                3,691,830.66             44            6,290,311.85          -402,572.17      140              9,982,142.51

COMMON AND PREFERRED TOTALS

     96                3,691,830.66             44            6,290,311.85          -402,572.17      140              9,982,142.51

                                                             [State Street LOGO]

                            ITEM 27(D) - SCHEDULE OF
                           REPORTABLE TRANSACTIONS FOR
                        THE YEAR ENDED DECEMBER 31, 1994





3751                     PACIFIC GAS & ELECTRIC SAVINGS
                              BENEFIT PLAN SERVICES
           ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                      FROM DATE: 01/01/94            TO DATE: 12/31/94
               BEGINNING NET ASSET VALUE:             1,590,603,374.79
                       5% OF ASSET VALUE:                79,530,168.74

- ------------------------------------------------------------------------------------------------------------------------------------
ASSET ID                SECURITY DESCRIPTION      RATE          MAT DATE
# PURCHASES             PURCHASE COST             # SALES       SALES PROCEEDS        5500 GAIN/LOSS   TOTAL #   TOTAL COST/PROCEEDS
- ------------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED

694308107          PACIFIC GAS & ELEC CO
    202                 186,794,661.04          257           144,611,648.23        -45,878,079.66   459            331,406,309.27


COMMON AND PREFERRED TOTALS
                                                                                    -45,878,079.66
    202                 186,794,661.04          257           144,611,648.23                         459            331,406,309.27

                                                             [State Street LOGO]

                            ITEM 27(D) - SCHEDULE OF
                           REPORTABLE TRANSACTIONS FOR
                        THE YEAR ENDED DECEMBER 31, 1994





3758                     PACIFIC GAS & ELECTRIC SAVINGS
                             COLUMBIA BALANCED FUND
           ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                      FROM DATE: 01/01/94     TO DATE: 12/31/94
             BEGINNING NET ASSET VALUE:             104,083,308.36
                       5% OF ASSET VALUE:               5,204,165.42

- ------------------------------------------------------------------------------------------------------------------------------------
ASSET ID                SECURITY DESCRIPTION      RATE          MAT DATE
# PURCHASES             PURCHASE COST             # SALES       SALES PROCEEDS        5500 GAIN/LOSS   TOTAL #   TOTAL COST/PROCEEDS
- ------------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED

197216104          COLUMBIA BALANCED FUND INC
     99                 11,800,644.25             44            13,083,212.89         -54,318.06       143            24,883,857.14

COMMON AND PREFERRED TOTALS

     99                 11,800,644.25             44            13,083,212.89         -54,318.06       143            24,883,857.14

                                                             [State Street LOGO]

                            ITEM 27(D) - SCHEDULE OF
                           REPORTABLE TRANSACTIONS FOR
                        THE YEAR ENDED DECEMBER 31, 1994





3759                     PACIFIC GAS & ELECTRIC SAVINGS
                              DREYFUS UTILITY STOCK FUND
           ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                      FROM DATE: 01/01/94         TO DATE: 12/31/94
                BEGINNING NET ASSET VALUE:            75,336,398.43
                        5% OF ASSET VALUE:             3,766,819.92

- ------------------------------------------------------------------------------------------------------------------------------------
ASSET ID                SECURITY DESCRIPTION      RATE          MAT DATE
# PURCHASES             PURCHASE COST             # SALES       SALES PROCEEDS        5500 GAIN/LOSS   TOTAL #   TOTAL COST/PROCEEDS
- ------------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED

261893101          DREYFUS EDISON ELEC INDEX FD
     83                 8,796,613.55              52            25,594,505.39         -4,268,225.41    135       34,391,118.94

COMMON AND PREFERRED TOTALS

     83                 8,796,613.55              52            25,594,505.39         -4,268,225.41    135       34,391,118.94

                                                             [State Street LOGO]

                            ITEM 27(D) - SCHEDULE OF
                           REPORTABLE TRANSACTIONS FOR
                        THE YEAR ENDED DECEMBER 31, 1994




3760                     PACIFIC GAS & ELECTRIC SAVINGS
                              BENEFIT PLAN SERVICES
           ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                      FROM DATE: 01/01/94     TO DATE: 12/31/94
             BEGINNING NET ASSET VALUE:             10,252,015.50
                       5% OF ASSET VALUE:              512,600.78

- ------------------------------------------------------------------------------------------------------------------------------------
ASSET ID                SECURITY DESCRIPTION      RATE                MAT DATE
BROKER                  PURCHASE PRICE            SALES PRICE         EXPENSES        5500 GAIN/LOSS   COST/PROCEEDS   550 GAIN/LOSS
- ------------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED

                                                                     0.00                              6,430,879.39
                                                                                      10,287.419.09                   -3,856,539.70

FIXED INCOME

                                                                     0.00                                      0.00
                                                                                               0.00                            0.00


SHORT TERM


                                                                     0.00                                      0.00
                                                                                               0.00                            0.00

REPORTABLE TRANSACTION TOTALS

                                                                     0.00                              6,430,879.39
                                                                                      10,287.419.09                   -3,856,539.70

                                                             [State Street LOGO]

                            ITEM 27(D) - SCHEDULE OF
                           REPORTABLE TRANSACTIONS FOR
                        THE YEAR ENDED DECEMBER 31, 1994





3760                     PACIFIC GAS & ELECTRIC SAVINGS
                              BENEFIT PLAN SERVICES
           ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                      FROM DATE: 01/01/94     TO DATE: 12/31/94
               BEGINNING NET ASSET VALUE:             10,252,015.50
                       5% OF ASSET VALUE:                512,600.78

- ------------------------------------------------------------------------------------------------------------------------------------
ASSET ID                SECURITY DESCRIPTION      RATE          MAT DATE
# PURCHASES             PURCHASE COST             # SALES       SALES PROCEEDS        5500 GAIN/LOSS   TOTAL #   TOTAL COST/PROCEEDS
- ------------------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED

694308107          PACIFIC GAS & ELEC CO
     28                 568,437.35               88              6,749,679.50        -3,934,582.23    116        7,318,116.85

COMMON AND PREFERRED TOTALS

     28                 568,437.35               88              6,749,679.50        -3,934,582.23    116        7,318,116.85

                                                             [State Street LOGO]

                            ITEM 27(D) - SCHEDULE OF
                           REPORTABLE TRANSACTIONS FOR
                        THE YEAR ENDED DECEMBER 31, 1994





3760                     PACIFIC GAS & ELECTRIC SAVINGS
                              BENEFIT PLAN SERVICES
           ERISA 5500 SCHEDULE OF 5% REPORTABLE SERIES OF TRANSACTIONS
                      FROM DATE: 01/01/94          TO DATE: 12/31/94
                BEGINNING NET ASSET VALUE:             10,252,015.50
                       5% OF ASSET VALUE:                 512,600.78

- ------------------------------------------------------------------------------------------------------------------------------------
ASSET ID                SECURITY DESCRIPTION      RATE                MAT DATE
BROKER                  PURCHASE PRICE            SALES PRICE         EXPENSES        5500 COST       COST/PROCEEDS   550 GAIN/LOSS
- ------------------------------------------------------------------------------------------------------------------------------------

COMMON AND PREFERRED

694308107          PACIFIC GAS & ELEC CO
   DIRECT ISS                                     21.56               0.00          10,287.419.09     6,430,879.39    -3,856,539.70

COMMON AND PREFERRED TOTALS
                                                                      0.00                            6,430,879.39
                                                                                    10,287.419.09                     -3,856,539.70
                                                           [State Street LOGO]

                        PACIFIC GAS AND ELECTRIC COMPANY

                           SAVINGS FUND PLAN - PART I

                              FINANCIAL STATEMENTS





                               TABLE OF CONTENTS



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

FINANCIAL STATEMENTS

          STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS -- DECEMBER 31, 1994
                                    AND 1993

          STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
                       FOR THE YEAR ENDED DECEMBER 31, 1994

          NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1994

                        PACIFIC GAS AND ELECTRIC COMPANY
                           SAVINGS FUND PLAN - PART I

                STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS
                           December 31, 1994 AND 1993




                                                             1994             1993
                                                            ------           ------
                                                    ----------------In Thousands-----------
ASSETS:

Investment in Pacific Gas and Electric
   Company Master Trust, at fair value                    $839,081            $960,671

Participant contributions receivable                             1                 220
Employer contributions receivable                                _                  88
                                                           -------             -------
          Total assets                                     839,082             960,979

LIABILITIES                                                     43                  38
                                                           -------             -------

NET ASSETS AVAILABLE FOR BENEFITS                         $839,039            $960,941
                                                           =======             =======






The accompanying Notes to Financial Statements are an integral part of these statements.

                        PACIFIC GAS AND ELECTRIC COMPANY
                           SAVINGS FUND PLAN - PART I

           STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
                      For the Year Ended December 31, 1994




                                                                                     -----In Thousands----
ADDITIONS:

Participant contributions                                                                 $ 36,071
Employer contributions                                                                      16,679
Interplan transfers                                                                          2,163
                                                                                           -------
          Total Additions                                                                   54,913
                                                                                           -------
DEDUCTIONS:

Net investment loss from Pacific Gas
   and Electric Company Master Trust                                                       118,414
Benefits paid directly to participants
   or beneficiaries                                                                         57,941
Expenses                                                                                       460
                                                                                           -------
          Total Deductions                                                                 176,815
                                                                                           -------

Decrease in Net Assets Available for Benefits                                             (121,902)

NET ASSETS AVAILABLE FOR BENEFITS
   Beginning of the year                                                                   960,941
                                                                                           -------
   End of the year                                                                        $839,039
                                                                                           =======





The accompanying Notes to Financial Statements are an integral part of these statements.

                        PACIFIC GAS AND ELECTRIC COMPANY
                           SAVINGS FUND PLAN - PART I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1994




NOTE 1:  Plan Description


   The Pacific Gas and Electric Company Savings Fund Plan - Part I (the Plan) is a defined contribution plan and is subject to the provisions of the Employee Retirement Income Security Act of 1974. The Plan covers all eligible management employees of Pacific Gas and Electric Company (the Company), Pacific Gas Transmission Company, and any other entity designated by the Company's Board of Directors. Although the Company has not expressed any intent to do so, its Board of Directors reserves the right to amend or terminate the Plan at any time. The Plan is administered by the Employee Benefit Administrative Committee and the Employee Benefit Finance Committee. Participants should refer to the Plan document for a complete description of the Plan's provisions.

   All participants' contributions and their share of all employer contributions, and the earnings and losses resulting from such contributions are immediately vested and nonforfeitable.

   Employees are eligible to participate in the Plan upon completion of one year of service. Employee contributions, up to a maximum of 6% of covered compensation, depending on length of service, are matched by employer contributions at a 75% rate.

   Eligible employees may elect to contribute to the Plan up to 15% of their covered compensation on a pre-tax or after-tax basis. This amount may be deferred compensation, 401(k), or after-tax contributions, non-401(k). 401(k) contributions are not subject to federal or state income tax until withdrawn or distributed from the Plan.

   All contributions made to the Plan prior to October 1, 1984, are considered to be non-401(k) contributions. As provided under the Tax Reform Act of 1986, employee 401(k) contributions may not exceed $9,240 for 1994, and total contributions to a participant's account may not exceed the lesser of 25% of compensation or $30,000 a year. The annual 401(k) limitation is adjusted each year to reflect changes in the cost of living.

   Eligible employees may elect to contribute to the Plan any excess funds from the FLEX Benefits Program, which is a cafeteria plan qualified under Section 125 of the Internal Revenue Code (IRC). These funds, which are invested in the participant's account once a year in December, are considered 401(k) contributions, but are not eligible for matching employer contributions.


NOTE 2:  Summary of Significant Accounting Policies


   The financial statements of the Plan are prepared in conformity with generally accepted accounting principles.

   The Plan's interest in the Pacific Gas and Electric Company Savings Fund Plan Master Trust (the Master Trust) is stated at fair value based on the Plan's prorated interest in the Master Trust. The Master Trust values investments in the Guaranteed Income Fund at cost which approximates fair value. Generally, all other investments are stated at fair value based upon published market quotations.

                        PACIFIC GAS AND ELECTRIC COMPANY
                           SAVINGS FUND PLAN - PART I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1994




NOTE 2:  Summary of Significant Accounting Policies (Continued)


   Interest income, dividends, investment fees, and the net appreciation (depreciation) in the fair value of the investments held by the Master Trust are allocated to the individual participating plans each week based upon their proportional share of the fund balances.

   Benefits are recorded when paid.


NOTE 3:  Federal Income Taxes


   The Internal Revenue Service (IRS) has ruled that the Plan is a qualified tax-exempt plan under Section 401(a) and Section 409(a) of the IRC and the trust forming a part thereof is exempt under Section 501(a). Accordingly, no provision for federal income taxes has been made in the financial statements. Furthermore, participating employees are not liable for federal income tax on amounts allocated to their accounts attributable to: (1) employee 401(k) contributions, (2) dividends, earnings, and interest income on both 401(k) contributions and non-401(k) contributions, or (3) employer contributions, until the time that they withdraw such amounts from the Plan.

   The Plan has obtained a favorable tax determination letter from the IRS and the Plan sponsor believes that the Plan continues to be designed and operated in accordance with IRS requirements.



NOTE 4:  Investments


   The Plan has a prorated interest in the net assets of the Master Trust. The Master Trust Agreement allows certain of the Company's savings fund plans and the Pacific Service Employees Association, to participate in the Master Trust.

   The Plan and Master Trust Trustee, State Street Bank and Trust Company, invests a significant portion of the contributions to the Plan in common stock of the Company. Purchases of this stock are made directly from the Company.

     The Company pays all costs of administering the Plan, including fees and expenses of the Trustee. However, customary brokerage fees and commissions due to transfers, withdrawals and distributions are paid by the Plan. Investment management fees are netted against the performance of the Stock and Bond Fund, Utility Stock Fund, and Bond Index Fund and are paid by the Company in connection with the Diversified Equity Fund and the Guaranteed Income Fund.

                        PACIFIC GAS AND ELECTRIC COMPANY
                           SAVINGS FUND PLAN - PART I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1994




NOTE 4:  Investments (Continued)


   Participants designate the way in which their contributions are invested and may change their investment designation once each calendar quarter. Participants may elect to have their contributions invested in one or more of the following funds:

           - Company Stock Fund, invested in Pacific Gas and Electric Company common stock;

           - Diversified Equity Fund (DEF), invested in a diversified portfolio of common stock of other companies;

           - Guaranteed Income Fund (GIF), invested in contracts which offer a fixed rate of interest for a specified period of time;

           - Bond Index Fund (BIF), invested in Vanguard Bond Market Fund, a diversified portfolio consisting of marketable fixed-income securities;

           - Stock and Bond Fund (SBF), invested in Columbia Balanced Fund, a diversified portfolio of marketable equity securities and marketable fixed-income securities;

           - Utility Stock Fund (USF), invested in Dreyfus Utility Stock Fund, a portfolio of marketable equity securities of electric utility companies that are members of the Edison Electric Institute, including the Company.

    A participant's interest in the investment funds is measured in "units". For investments in the common stock of the Company and in United States Savings Bonds, a unit is a share of common stock and a United States Savings Bond, respectively.

                        PACIFIC GAS AND ELECTRIC COMPANY
                           SAVINGS FUND PLAN - PART I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1994

NOTE 4:  Investments (Continued)


     The following summarizes the net assets and related investment loss of the Master Trust and the Plan's allocated share of such amounts:

                                                              ----In Thousands----
                                                         1994                   1993
                                                   -----------------      -----------------
Investments, primarily at fair value:
  Company Stock Fund
     Pacific Gas and Electric Company
     common stock                                     $1,131,413              $1,569,458
  United States Bond Fund
     United States Government securities                   5,169                   4,740
  DEF
     Corporate stocks - preferred                          1,048                   1,299
     Corporate stocks - common                           340,032                 300,039
  GIF
     Corporate debt instruments                           53,210                  41,099
     Insurance company general accounts                  151,704                 188,421
  Registered investment companies
     Vanguard Bond Market Fund                            23,632                  28,740
     Columbia Balanced Fund                              102,861                 104,083
     Dreyfus Utility Stock Fund                           45,458                  75,336
  PAYSOP Fund
     Pacific Gas and Electric Company
     common stock                                              0                  10,116
   Interest bearing accounts                              72,645                   6,597
                                                       ---------               ---------
          Total investments                            1,927,172               2,329,928
                                                       ---------               ---------
Receivables:
  Dividends and interest                                  27,365                  24,856
  Other receivables                                        6,293                   1,168
                                                       ---------               ---------
          Total receivables                               33,658                  26,024
                                                       ---------               ---------
               Total assets                            1,960,830               2,355,952
                                                       ---------               ---------
LIABILITIES                                               11,407                   1,197
                                                       ---------               ---------
NET ASSETS                                            $1,949,423              $2,354,755
                                                       =========               =========

Allocated to the Plan                                 $  839,081              $  960,671
Allocated to other plans                               1,110,342               1,394,084
                                                       ---------               ---------
                                                      $1,949,423              $2,354,755
                                                       =========               =========

                        PACIFIC GAS AND ELECTRIC COMPANY
                           SAVINGS FUND PLAN - PART I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1994



NOTE 4:  Investments (Continued)


     The composition of the Master Trust investment loss for the year ended December 31, 1994 is as follows:


                                                                                       -In Thousands-
Interest income
  Interest bearing accounts                                                              $      931
  United States Government securities                                                           289
  Fixed income investments                                                                   11,373
                                                                                          ---------
     Total interest income                                                                   12,593
                                                                                          ---------
Dividend income
     Common stock                                                                            98,890
     Registered investment companies                                                          5,037
                                                                                          ---------
     Total dividend income                                                                  103,927
                                                                                          ---------
Net depreciation in fair value of investments                                              (498,136)

Expenses, net of other income                                                                  (712)
                                                                                          ---------
          Total investment loss                                                           ($382,328)
                                                                                          =========

Allocated to the Plan                                                                     ($118,414)
Allocated to other plans                                                                   (263,914)
                                                                                          ---------
                                                                                          ($382,328)
                                                                                          =========

                        PACIFIC GAS AND ELECTRIC COMPANY
                           SAVINGS FUND PLAN - PART I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1994



NOTE 4:  Investments (Continued)

     The net depreciation in fair value of investments of the Master Trust by major investment category for the year ended December 31, 1994 is as follows:


                                                                                          -In Thousands-
Pacific Gas and Electric Company
   Common Stock Fund                                                                        ($480,081)
   PAYSOP Fund                                                                                 (3,935)
Diversified Equity Fund                                                                         1,409
Bond Index Fund                                                                                (2,509)
Stock and Bond Fund                                                                                60
Utility Stock Fund                                                                            (13,080)
                                                                                            ---------
        Total depreciation                                                                  ($498,136)
                                                                                            =========

Allocated to the Plan                                                                       ($162,982)
Allocated to other plans                                                                     (335,154)
                                                                                            ---------
                                                                                            ($498,136)
                                                                                            =========

                        PACIFIC GAS AND ELECTRIC COMPANY
                           SAVINGS FUND PLAN - PART I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1994



NOTE 4:  Investments (Continued)


     The net asset value per unit of the DEF, BIF, SBF, and USF is determined by dividing the fair value of Fund assets by the number of Fund units outstanding. The net asset value per unit of the GIF is $1.00, whereby each $1.00 of contributions or interest earned represents one unit. The total number of units held by the Plan and the value per unit of the DEF, GIF, BIF, SBF and USF for the four quarters ended December 31, 1994 and 1993 are as follows:



                                               1994
                                            ----------

                           March 31     June 30   September 30  December 31
                           --------     -------   ------------  -----------
DEF
   Number of units        2,850,195    2,937,324    2,994,629    3,019,934
   Value per unit            $67.27       $67.91       $71.50       $71.72

GIF
   Number of units      105,879,138  102,091,554  104,479,607  127,731,989
   Value per unit             $1.00        $1.00        $1.00        $1.00

BIF
   Number of units        1,630,823    1,548,151    1,474,848    1,396,372
   Value per unit            $11.61       $11.63       $11.68       $11.75

SBF
   Number of units       12,120,202   12,177,328   12,060,386   11,622,737
   Value per unit             $6.11        $6.06        $6.21        $6.21

USF
   Number of units        2,590,033    2,313,483    2,189,934    1,927,519
   Value per unit            $12.98       $11.89       $12.24       $12.73

                        PACIFIC GAS AND ELECTRIC COMPANY
                           SAVINGS FUND PLAN - PART I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1994



NOTE 4:  Investments (Continued)



                                                     1993
                                                  ----------

                           March 31      June 30    September 30      December 31
                           --------      -------    ------------      -----------
DEF
   Number of units         2,593,090    2,799,854     2,664,331        2,725,851
   Value per unit             $65.07       $65.44        $67.25           $69.44

GIF
   Number of units       108,940,209  150,749,436   110,606,418      109,282,898
   Value per unit              $1.00        $1.00         $1.00            $1.00

BIF
   Number of units         1,668,168    1,802,675     1,690,981        1,679,963
   Value per unit             $11.44       $11.70        $12.08           $12.06

SBF
   Number of units         9,435,637   11,400,946    11,199,558       11,917,450
   Value per unit              $5.83        $5.96         $6.17            $6.23

USF
   Number of units         1,815,171    2,264,729     2,504,277        2,683,123
   Value per unit             $14.41       $14.72        $15.39           $14.60

                        PACIFIC GAS AND ELECTRIC COMPANY
                           SAVINGS FUND PLAN - PART I

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1994





NOTE 5:  Reconciliation of Financial Statements to Form 5500


     The following is a reconciliation of net assets available for benefits per the financial statements to the Form 5500:


                                                                                --In Thousands--

                                                                                  December 31
                                                                                  -----------

                                                                           1994                  1993
                                                                           ----                  ----
Net assets available for benefits per the financial statements           $839,039              $960,941
Amounts allocated to withdrawing participants                              (1,330)               (5,275)
                                                                          -------               -------
Net assets available for benefits per the Form 5500                      $837,709              $955,666
                                                                          =======               =======


         The following is a reconciliation of benefits paid to participants per the financial statements to the Form 5500:


                                                                             --In Thousands--

                                                                                Year ended
                                                                             December 31, 1994
                                                                             -----------------
Benefits paid to participants per the financial statements                        $57,941
Add:  Amounts allocated to withdrawing participants at
   December 31, 1994                                                                1,330
Less:  Amounts allocated to withdrawing participants at
   December 31, 1993                                                               (5,275)
                                                                                  ------
Benefits paid to participants per the Form 5500                                   $53,996
                                                                                   ======

                        PACIFIC GAS AND ELECTRIC COMPANY

                          SAVINGS FUND PLAN - PART II

                              FINANCIAL STATEMENTS





                               TABLE OF CONTENTS



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

FINANCIAL STATEMENTS

          STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS
                    DECEMBER 31, 1994 AND 1993

          STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
                       FOR THE YEAR ENDED DECEMBER 31, 1994

          NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1994

                        PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS
                           December 31, 1994 AND 1993




                                                                    1994          1993
                                                                  --------      --------
                                                       ----------------In Thousands---------------
ASSETS:

Investment in Pacific Gas and Electric
   Company Master Trust, at fair value                           $1,105,628    $1,378,240

Participant contributions receivable                                    --            287
Employer contributions receivable                                       --             60
                                                                  ---------     ---------
          Total assets                                            1,105,628     1,378,587

LIABILITIES                                                              42            76
                                                                  ---------     ---------

NET ASSETS AVAILABLE FOR BENEFITS                                $1,105,586    $1,378,511
                                                                  =========     =========





The accompanying Notes to Financial Statements are an integral part of these statements.

                        PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

           STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
                      For the Year Ended December 31, 1994




                                                                  -----In Thousands----
ADDITIONS:

Participant contributions                                              $   57,543
Employer contributions                                                     16,306
Interplan transfers                                                         4,212
                                                                        ---------
          Total Additions                                                  78,061
                                                                        ---------
DEDUCTIONS:

Net investment loss from Pacific Gas
   and Electric Company Master Trust                                      258,784
Benefits paid directly to participants
   or beneficiaries                                                        91,900
Expenses                                                                      302
                                                                        ---------
          Total Deductions                                                350,986
                                                                        ---------
Decrease in Net Assets Available for Benefits                            (272,925)

NET ASSETS AVAILABLE FOR BENEFITS
   Beginning of the year                                                1,378,511
                                                                        ---------
   End of the year                                                     $1,105,586
                                                                        =========





The accompanying Notes to Financial Statements are an integral part of these statements.

                        PACIFIC GAS AND ELECTRIC COMPANY
                        SAVINGS FUND PLAN PART - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1994



NOTE 1:  Plan Description


   The Pacific Gas and Electric Company Savings Fund Plan - Part II (the Plan) is a defined contribution plan and is subject to the provisions of the Employee Retirement Income Security Act of 1974. The Plan covers all eligible non-management employees of Pacific Gas and Electric Company (the Company), Pacific Gas Transmission Company, and any other entity designated by the Company's Board of Directors. Although the Company has not expressed any intent to do so, its Board of Directors reserves the right to amend or terminate the Plan at any time. The Plan is administered by the Employee Benefit Administrative Committee and the Employee Benefit Finance Committee. Participants should refer to the Plan document for a complete description of the Plan's provisions.

   All participants' contributions and their share of all employer contributions, and the earnings and losses resulting from such contributions are immediately vested and nonforfeitable.

   Employees are eligible to participate in the Plan upon completion of one year of service. Employee contributions, up to a maximum of 6% of covered compensation, depending on length of service, are matched by employer contributions at a 50% rate.

   Eligible employees may elect to contribute to the Plan up to 15% of their covered compensation on a pre-tax or after-tax basis. This amount may be deferred compensation, 401(k), or after-tax contributions, non-401(k). 401(k) contributions are not subject to federal or state income tax until withdrawn or distributed from the Plan. All contributions made to the Plan prior to October 1, 1984, are considered to be non-401(k) contributions. As provided under the Tax Reform Act of 1986, employee 401(k) contributions may not exceed $9,240 for 1994 and total contributions to a participant's account may not exceed the lesser of 25% of compensation or $30,000 a year. The annual 401(k) limitation is adjusted each year to reflect changes in the cost of living.

   Non-management non-bargaining unit employees may elect to contribute to the Plan any excess funds from the FLEX Benefits Program, which is a cafeteria plan qualified under Section 125 of the Internal Revenue Code (IRC). These funds, which are invested in the participant's account once a year in December, are considered 401(k) contributions, but are not eligible for matching employer contributions.



NOTE 2:  Summary of Significant Accounting Policies


   The financial statements of the Plan are prepared in conformity with generally accepted accounting principles.

   The Plan's interest in the Pacific Gas and Electric Company Savings Fund Plan Master Trust (the Master Trust) is stated at fair value based on the Plan's prorated interest in the Master Trust. The Master Trust values investments in the Guaranteed Income Fund at cost which approximates fair value. All other investments are stated at fair value based upon published market quotations.

                        PACIFIC GAS AND ELECTRIC COMPANY
                        SAVINGS FUND PLAN PART - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1994




NOTE 2:  Summary of Significant Accounting Policies (Continued)


   Interest income, dividends, investment fees, and the net appreciation (depreciation) in the fair value of the investments held by the Master Trust are allocated to the individual participating plans each week based upon their proportional share of the fund balances.

   Benefits are recorded when paid.



NOTE 3:  Federal Income Taxes


   The Internal Revenue Service (IRS) has ruled that the Plan is a qualified tax-exempt plan under Section 401(a) and Section 409(a) of the IRC and the trust forming a part thereof is exempt under Section 501(a). Accordingly, no provision for federal income taxes has been made in the financial statements. Furthermore, participating employees are not liable for federal income tax on amounts allocated to their accounts attributable to: (1) employee 401(k) contributions, (2) dividends, earnings, and interest income on both 401(k) contributions and non-401(k) contributions, or (3) employer contributions, until the time that they withdraw such amounts from the Plan.

   The Plan has obtained a favorable tax determination letter from the IRS and the Plan sponsor believes that the Plan continues to be designed and operated in accordance with IRS requirements.



NOTE 4:  Investments


   The Plan has a prorated interest in the net assets of the Master Trust. The Master Trust Agreement allows certain of the Company's savings fund plans and the Pacific Service Employees Association, to participate in the Master Trust.

   The Plan and Master Trust Trustee, State Street Bank and Trust Company, invests a significant portion of the contributions to the Plan in common stock of the Company. Purchases of this stock are made directly from the Company.

   The Company pays all costs of administering the Plan, including fees and expenses of the Trustee. However, customary brokerage fees and commissions due to transfers, withdrawals and distributions are paid by Plan participants. Investment management fees are netted against the performance of the Stock and Bond Fund, Utility Stock Fund and Bond Index Fund and are paid by the Company in connection with the Diversified Equity Fund and the Guaranteed Income Fund.

                        PACIFIC GAS AND ELECTRIC COMPANY
                        SAVINGS FUND PLAN PART - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1994




NOTE 4:  Investments (Continued)


   Participants designate the way in which their contributions are invested and may change their investment designation once each calendar quarter. Participants may elect to have their contributions invested in one or more of the following funds:

           - Company Stock Fund, invested in Pacific Gas and Electric Company common stock;

           - Diversified Equity Fund (DEF), invested in a diversified portfolio of common stock of other companies;

           - Guaranteed Income Fund (GIF), invested in contracts which offer a fixed rate of interest for a specified period of time;

           - Bond Index Fund (BIF), invested in Vanguard Bond Market Fund, a diversified portfolio consisting of marketable fixed-income securities;

           - Stock and Bond Fund (SBF), invested in Columbia Balanced Fund, a diversified portfolio of marketable equity securities and marketable fixed-income securities;

            - Utility Stock Fund (USF), invested in Dreyfus Utility Stock Fund, a portfolio of marketable equity securities of electric utility companies that are members of the Edison Electric Institute, including the Company.

    A participant's interest in the investment funds is measured in "units". For investments in the common stock of the Company and in United States Savings Bonds, a unit is a share of common stock and a United States Savings Bond, respectively.

                        PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1994

NOTE 4:  Investments (Continued)


     The following summarizes the net assets and related investment loss of the Master Trust and the Plan's allocated share of such amounts:

                                                                       ----In Thousands----
                                                                       1994            1993
                                                                 -------------------------------
Investments, primarily at fair value:
  Company Stock Fund
     Pacific Gas and Electric Company
     common stock                                                   $1,131,413      $1,569,458
  United States Bond Fund
     United States Government securities                                 5,169           4,740
  DEF
     Corporate stocks - preferred                                        1,048           1,299
     Corporate stocks - common                                         340,032         300,039
  GIF
     Corporate debt instruments                                         53,210          41,099
     Insurance company general accounts                                151,704         188,421
  Registered investment companies
     Vanguard Bond Market Fund                                          23,632          28,740
     Columbia Balanced Fund                                            102,861         104,083
     Dreyfus Utility Stock Fund                                         45,458          75,336
  PAYSOP Fund
     Pacific Gas and Electric Company
     common stock                                                            0          10,116
   Interest bearing accounts                                            72,645           6,597
                                                                     ---------       ---------
          Total investments                                          1,927,172       2,329,928
                                                                     ---------       ---------

Receivables:
  Dividends and interest                                                27,365          24,856
  Other receivables                                                      6,293           1,168
                                                                     ---------       ---------
          Total receivables                                             33,658          26,024
                                                                     ---------       ---------
               Total assets                                          1,960,830       2,355,952
                                                                     ---------       ---------
LIABILITIES                                                             11,407           1,197
                                                                     ---------       ---------
NET ASSETS                                                          $1,949,423      $2,354,755
                                                                     =========       =========

Allocated to the Plan                                               $1,105,628      $1,378,240
Allocated to other plans                                               843,795         976,515
                                                                     ---------       ---------
                                                                    $1,949,423      $2,354,755
                                                                     =========       =========

                        PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1994



NOTE 4:  Investments (Continued)


     The composition of the Master Trust investment loss for the year ended December 31, 1994 is as follows:


                                                                                          -In Thousands-
Interest income
  Interest bearing accounts                                                                $      931
  United States Government securities                                                             289
  Fixed income investments                                                                     11,373
                                                                                            ---------
     Total interest income                                                                     12,593
                                                                                            ---------
Dividend income
     Common stock                                                                              98,890
     Registered investment companies                                                            5,037
                                                                                            ---------
     Total dividend income                                                                    103,927
                                                                                            ---------

Net depreciation in fair value of investments                                                (498,136)

Expenses, net of other income                                                                    (712)
                                                                                            ---------
          Total investment loss                                                             ($382,328)
                                                                                            =========

Allocated to the Plan                                                                       ($258,784)
Allocated to other plans                                                                     (123,544)
                                                                                            ---------
                                                                                            ($382,328)
                                                                                            =========

                        PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1994



NOTE 4:  Investments (Continued)

     The net depreciation in fair value of investments of the Master Trust by major investment category for the year ended December 31, 1994 is as follows:


                                                                                          -In Thousands-
Pacific Gas and Electric Company
   Common Stock Fund                                                                        ($480,081)
   PAYSOP Fund                                                                                 (3,935)
Diversified Equity Fund                                                                         1,409
Bond Index Fund                                                                                (2,509)
Stock and Bond Fund                                                                                60
Utility Stock Fund                                                                            (13,080)
                                                                                            ---------
          Total depreciation                                                                ($498,136)
                                                                                            =========

Allocated to the Plan                                                                       ($330,117)
Allocated to other plans                                                                     (168,019)
                                                                                            ---------
                                                                                            ($498,136)
                                                                                            =========

                        PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1994



NOTE 4:  Investments (Continued)


     The net asset value per unit of the DEF, BIF, SBF, and USF is determined by dividing the fair value of Fund assets by the number of Fund units outstanding. The net asset value per unit of the GIF is $1.00, whereby each $1.00 of contributions or interest earned represents one unit. The total number of units held by the Plan and the value per unit of the DEF, GIF, BIF, and USF for the four quarters ended December 31, 1994 and 1993 are as follows:



                                                                          1994
                                                                        ---------

                                      March 31                June 30              September 30             December 31
                                      --------                -------              ------------             -----------
DEF
   Number of units                     1,753,173             1,806,766               1,842,015                1,857,851
   Value per units                        $67.27                $67.91                  $71.50                   $71.72

GIF
   Number of units                   115,940,854           111,793,335             114,408,326              139,870,385
   Value per units                         $1.00                 $1.00                   $1.00                    $1.00

BIF
   Number of units                       731,690               694,599                 661,711                  626,501
   Value per units                        $11.61                $11.63                  $11.68                   $11.75

SBF
   Number of units                     5,151,085             5,175,363               5,125,664                4,939,662
   Value per units                         $6.11                 $6.06                   $6.21                    $6.21

USF
   Number of units                     2,296,953             2,051,696               1,942,128                1,709,406
   Value per units                        $12.98                $11.89                  $12.24                   $12.73

                        PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1994



NOTE 4:  Investments (Continued)



                                                                          1993
                                                                        --------

                                       March 31               June 30              September 30             December 31
                                       --------               -------              ------------             -----------
DEF
   Number of units                     1,511,663             1,696,161               1,747,731                1,700,987
   Value per units                        $65.07                $65.44                  $67.25                   $69.44

GIF
   Number of units                    75,908,115            91,144,285             169,591,270              124,388,496
   Value per units                         $1.00                 $1.00                   $1.00                    $1.00

BIF
   Number of units                       674,034               712,355                 860,340                  703,276
   Value per units                        $11.44                $11.70                  $12.08                   $12.06

SBF
   Number of units                     3,000,210             3,972,889               4,599,099                4,785,165
   Value per units                         $5.83                 $5.96                   $6.17                    $6.23

USF
   Number of units                     1,213,254             1,806,882               2,308,411                2,475,717
   Value per units                        $14.41                $14.72                  $15.39                   $14.60

                        PACIFC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART II

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1994





NOTE 5:  Reconciliation of Financial Statements to Form 5500


     The following is a reconciliation of net assets available for benefits per the financial statements to the Form 5500:


                                                                            --In Thousands--

                                                                              December 31
                                                                              -----------
                                                                          1994              1993
                                                                          ----              ----
Net assets available for benefits per the financial statements         $1,105,586       $1,378,511
Amounts allocated to withdrawing participants                              (1,634)          (7,321)
                                                                        ---------        ---------
Net assets available for benefits per the Form 5500                    $1,103,952       $1,371,190
                                                                        =========        =========



         The following is a reconciliation of benefits paid to participants per the financial statements to the Form 5500:


                                                                           --In Thousands--

                                                                              Year ended
                                                                          December 31, 1994
                                                                          -----------------
Benefits paid to participants per the financial statements                    $91,900
Add:  Amounts allocated to withdrawing participants at
   December 31, 1994                                                            1,634
Less:  Amounts allocated to withdrawing participants at
   December 31, 1993                                                           (7,321)
                                                                               ------
Benefits paid to participants per the Form 5500                               $86,213
                                                                               ======

                        PACIFIC GAS AND ELECTRIC COMPANY

                          SAVINGS FUND PLAN - PART III

                              FINANCIAL STATEMENTS





                               TABLE OF CONTENTS



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

FINANCIAL STATEMENTS

          STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS
                       DECEMBER 31, 1994 AND 1993

          STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
                       FOR THE YEAR ENDED DECEMBER 31, 1994

          NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1994

                        PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART III

                STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS
                           December 31, 1994 AND 1993




                                                          1994                1993
                                                        --------            --------
                                                        --------In Thousands--------
ASSETS:

Investment in Pacific Gas and Electric
   Company Master Trust, at fair value                       -               $10,252
                                                       -------                ------
NET ASSETS AVAILABLE FOR BENEFITS                     $      -               $10,252
                                                       =======                ======





The accompanying Notes to Financial Statements are an integral part of these statements.

                        PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART III

           STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS
                      For the Year Ended December 31, 1994





                                                      -----In Thousands-----
DEDUCTIONS:

Net investment loss from Pacific Gas and
   Electric Company Master Trust                            $  3,507
Benefits paid directly to participants
   or beneficiaries                                              314
                                                             -------
          Total Deductions                                     3,821
                                                             -------
Interplan transfers                                           (6,431)
                                                             -------

Decrease in Net Assets Available for Benefits                (10,252)

NET ASSETS AVAILABLE FOR BENEFITS
   Beginning of the year                                    $ 10,252
                                                             -------
   End of the year                                          $      -
                                                             =======





The accompanying Notes to Financial Statements are an integral part of these statemen

                        PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART III

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1994


NOTE 1:  Plan Description


   The Pacific Gas and Electric Company Savings Fund Plan - Part III (the Plan) is a Payroll Based Employee Stock Ownership Plan (PAYSOP). The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974. The Plan covers all eligible employees of Pacific Gas and Electric Company (the Company), Pacific Gas Transmission Company, and any other entity designated by the Company's Board of Directors. The Plan is administered by the Employee Benefit Administrative Committee and the Employee Benefit Finance Committee. Participants should refer to the Plan document for a complete description of the Plan's provisions.

   Effective January 1, 1983, the Economic Recovery Tax Act of 1981 permitted the Company to claim a tax credit if it contributed Company common stock or money to purchase Company common stock to the PAYSOP Fund equal to .5 percent of eligible employee covered compensation. Company stock held by the PAYSOP Fund became fully vested and nonforfeitable. The PAYSOP tax credit was eliminated by the Tax Reform Act of 1986 for the tax years beginning January 1, 1987. For the PAYSOP Fund, the tax year concides with the calendar year.

   Contributions to the PAYSOP Fund cannot be withdrawn until 84 months after the month in which the stock was purchased. After the 84th month, the stock and the earnings attributable to that stock are transferred to the Company Stock Fund in the Master Trust. The last Company contribution to the PAYSOP Fund was made in 1987 based upon compensation earned by participants in tax year 1986. After the 84 month time requirement was met in 1994, the Plan was terminated effective December 31, 1994. The remaining net assets were transfered to the other related retirement plans maintained by the Company.



NOTE 2:  Summary of Significant Accounting Policies


   The financial statements of the Plan are prepared in conformity with generally accepted accounting principles.

   The Plan's interest in the Pacific Gas and Electric Company Savings Fund Plan Master Trust (the Master Trust) is stated at fair value based on the Plan's prorated interest in the Master Trust. Generally, the Master Trust values investments at fair value based upon published market quotations.

   The net assets of the Master Trust are allocated initially to the individual participating plans based upon the relative values of assets contributed to the Master Trust. In addition, interest income, dividends, investment fees, and the net appreciation (depreciation) in the fair value of the investments held by the Master Trust are allocated to the individual participating plans each week based upon their relative market values.

   Benefits are recorded when paid.

                        PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART III

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1994




NOTE 3:  Federal Income Taxes


   The Internal Revenue Service (IRS) has ruled that the Plan is a qualified tax-exempt plan under Section 401(a) and Section 409(a) of the IRC and the trust forming a part thereof is exempt under Section 501(a). Accordingly, no provision for federal income taxes has been made in the financial statements.

   The Plan has obtained a favorable tax determination letter from the IRS and while the Plan was in existence the Plan sponsor believes that the Plan continued to be designed and operated in accordance with IRS requirements.



NOTE 4:  Investments


   The Plan has a prorated interest in the net assets of the Master Trust. The Master Trust Agreement allows certain of the Company savings fund plans and the Pacific Service Employees Association, to participate in the Master Trust.

   The Plan and Master Trust Trustee, State Street Bank and Trust Company, invested all of the contributions to the Plan in common stock of the Company. Purchases of this stock are made directly from the Company. The Company pays all costs of administering the Plan, including fees and expenses of the Trustee. However, customary brokerage fees and commissions due to transfers, withdrawals and distributions are paid by the Plan.

                        PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART III

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1994

NOTE 4:  Investments (Continued)


     The following summarizes the net assets and related investment loss of the Master Trust and the Plan's allocated share of such amounts:

                                                                         ----In Thousands----
                                                                        1994               1993
                                                                     ----------        ----------
Investments, primarily at fair value:
  Company Stock Fund
     Pacific Gas and Electric Company
     common stock                                                    $1,131,413         $1,569,458
  United States Bond Fund
     United States Government securities                                  5,169              4,740
  DEF
     Corporate stocks - preferred                                         1,048              1,299
     Corporate stocks - common                                          340,032            300,039
  GIF
     Corporate debt instruments                                          53,210             41,099
     Insurance company general accounts                                 151,704            188,421
  Registered investment companies
     Vanguard Bond Market Fund                                           23,632             28,740
     Columbia Balanced Fund                                             102,861            104,083
     Dreyfus Utility Stock Fund                                          45,458             75,336
  PAYSOP Fund
     Pacific Gas and Electric Company
     common stock                                                             0             10,116
   Interest bearing accounts                                             72,645              6,597
                                                                      ---------          ---------
          Total investments                                           1,927,172          2,329,928
                                                                      ---------          ---------
Receivables:
  Dividends and interest                                                 27,365             24,856
  Other receivables                                                       6,293              1,168
                                                                      ---------          ----------
          Total receivables                                              33,658             26,024
                                                                      ---------          ---------
               Total assets                                           1,960,830          2,355,952
                                                                      ---------          ---------
LIABILITIES                                                              11,407              1,197
                                                                      ---------          ---------
NET ASSETS                                                           $1,949,423         $2,354,755
                                                                      =========          =========

Allocated to the Plan                                                $        0         $   10,252
Allocated to other plans                                              1,949,423          2,344,503
                                                                      ---------          ---------
                                                                     $1,949,423         $2,354,755
                                                                      =========          =========

                        PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART III

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1994



NOTE 4:  Investments (Continued)


     The composition of the Master Trust investment loss for the year ended December 31, 1994 is as follows:


                                                 -In Thousands-
Interest income
  Interest bearing accounts                        $     931
  United States Government securities                    289
  Fixed income investments                            11,373
                                                   ---------
     Total interest income                            12,593
                                                   ---------
Dividend income
     Common stock                                     98,890
     Registered investment companies                   5,037
                                                   ---------
     Total dividend income                           103,927
                                                   ---------
Net depreciation in fair value of investments       (498,136)
                                                   ---------
Expenses, net of other income                           (712)
                                                   ---------
          Total investment loss                    ($382,328)
                                                   =========

Allocated to the Plan                                ($3,507)
Allocated to other plans                            (378,821)
                                                   ---------
                                                   ($382,328)
                                                   =========

                        PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART III

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1994



NOTE 4:  Investments (Continued)

     The net depreciation in fair value of investments of the Master Trust by major investment category for the year ended December 31, 1994 is as follows:


                                                 -In Thousands-
Pacific Gas and Electric Company
   Common Stock Fund                               ($480,081)
   PAYSOP Fund                                        (3,935)
Diversified Equity Fund                                1,409
Bond Index Fund                                       (2,509)
Stock and Bond Fund                                       60
Utility Stock Fund                                   (13,080)
                                                   ---------
          Total depreciation                       ($498,136)
                                                   =========

Allocated to the Plan                                ($3,935)
Allocated to other plans                            (494,201)
                                                   ---------
                                                   ($498,136)
                                                   =========

                        PACIFIC GAS AND ELECTRIC COMPANY
                          SAVINGS FUND PLAN - PART III

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1994


NOTE 5:  Reconciliation of Financial Statements to Form 5500


     The following is a reconciliation of net assets available for benefits per the financial statements to the Form 5500:


                                                                                    --In Thousands--

                                                                                       December 31
                                                                                       -----------

                                                                                   1994           1993
                                                                                   ----           ----
Net assets available for benefits per the financial statements                   $      0       $10,252
Amounts allocated to withdrawing participants                                           0           (32)
                                                                                  -------        ------
Net assets available for benefits per the Form 5500                              $      0       $10,220
                                                                                  =======        ======



         The following is a reconciliation of benefits paid to participants per the financial statements to the Form 5500:


                                                                             --In Thousands--

                                                                                Year ended
                                                                            December 31, 1994
                                                                            -----------------
Benefits paid to participants per the financial statements                      $  314
Add:  Amounts allocated to withdrawing participants at
   December 31, 1994                                                                 0
Less:  Amounts allocated to withdrawing participants at
   December 31, 1993                                                               (32)
                                                                                 -----
Benefits paid to participants per the Form 5500                                 $  282
                                                                                 =====